                                                                    EXHIBIT 4.1
                                                                    -----------

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
61-38 Rev. 9/90
Stock Corporation

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1.       Name of Corporation (Please enter name within lines)

HUBBELL INCORPORATED

2.       The Certificate of Incorporation is: (Check one)

         /X/     A.       Amended only, pursuant to Conn. Gen. Stat.
                          Section 33 - 360.

         / /     B.       Amended only, to cancel authorized shares (state
                          number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)

         / /     C.       Restated only, pursuant to Conn. Gen.
                          Stat. Section 33 - 362(a).

         / /     D.       Amended and restated, pursuant to Conn. Gen.
                          Stat. Section 33 - 362(c).

         / /     E.       Restated and superseded pursuant to Conn. Gen.
                          Stat. Section 33 - 362(d).

         Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat.
         Section 1 - 9.

           SEE EXHIBIT I ATTACHED HERETO AND MADE A PART HEREOF.


         (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

3.       (Check one)

         / /     A.       This certificate purports merely to restate but not
                 to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.)

         / /     B.       This Restated Certificate of Incorporation shall give
                 effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

4.       (Check, if true)

         / / This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)

         /X/     A.    By the board of directors and shareholders, pursuant
                       to Conn. Gen. Stat. Section 33 - 360.  Vote of
                       Shareholders: (Check (i) or (ii), and check (iii) if applicable.)


                       (i)     / /      No shares are required to be voted
                                        as a class; the shareholder's vote
                                        was as follows:

                       Vote Required for Adoption _____  Vote Favoring Adoption _____

                       (ii)    /X/      There are shares of more than one
                                        class entitled to vote as a class.
                                        The designation of each class
                                        required for adoption of the
                                        resolution and the vote of each
                                        class in favor of adoption were as
                                        follows:
                                        (Use an 8 1/2 x 11 attached sheet if
                                        more space is needed. Conn. Gen.
                                        Stat. Section 1 - 9.)

         SEE EXHIBIT II ATTACKED HERETO AND MADE A PART HEREOF.

                      (iii)    /X/      Check here if the corporation has
                                        100 or more recordholders, as
                                        defined in Conn. Gen.
                                        Stat. Section 33-311a(a).

         / /     B.    By the board of directors acting alone, pursuant to
                       Conn. Gen. Stat. Section 33-360(b)(2) or 33-362(a).

                       The number of affirmative votes required to adopt such resolution is: ________________________

                       The number of directors' votes in favor of the resolution was: ____________________________

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

(Print or Type)    Signature             (Print or Type)   Signature
Name of V. Pres.                         Name of Sec.
Harry B.Rowell,Jr. /s/HARRY B.ROWELL,JR. Richard W. Davies /s/RICHARD W. DAVIES

         / /     C.    The corporation does not have any shareholders. The
                       resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

Signed Incorporator         Signed Incorporator         Signed Incorporator

Signed Subscriber           Signed Subscriber           Signed Subscriber


(Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat.
Section 1-9)

6.       Dated at Orange, Connecticut this tenth day of May, 1991


                                           Rec, CC, GS: (Type or Print)
                                           Richard W. Davies
                                           Hubbell Incorporated
                                           P. O. Box 549
                                           Orange, CT  06477-4024

            ATTACHMENT TO STATE OF CONNECTICUT FORM 61-38 REV. 9/90 CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION

                              HUBBELL INCORPORATED

                                   EXHIBIT 1

RESOLVED, that Article Fourth, Paragraph A. of the Restated Certificate of Incorporation be amended to read in its entirety as follows:

         "Fourth A.       The total number of shares of the capital stock of
                          this Corporation hereby authorized is 206,000,000 divided into 6,000,000 shares of Preferred Stock without par value, 50,000,000 shares of Class A
                          Common Stock of the par value of $.01 each, and 150,000,000 shares of Class B Common Stock of the par value of $.01 each."

                                   EXHIBIT 2

A. The proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Class A Common Stock of the Company to 50,000,000 shares has been approved with 113,630,930 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 6,262,405 negative votes; and 98,593,641 affirmative votes of the Class A Common Stock voting separately as a class (representing a majority of the Class A Common eligible votes) with 4,036,838 negative votes.

B. The proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Class B Common Stock of the Company to 150,000,000 shares has been approved with 115,739,437 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 5,739,752 negative votes; and 15,264,475 affirmative votes of the Class B Common Stock voting separately as a class (representing a majority of the Class B Common eligible votes) with 2,346,809 negative votes.

-------------------
As of the March 15, 1991 record date for voting at the May 6, 1991 Annual Meeting of Shareholders, the total number of shares eligible to vote comprised of 29,587,367 outstanding shares with a combined total voting power of 140,979,997 votes; the Class A Common Stock comprised of 5,862,770 outstanding shares with a voting power (20 votes per share) of 117,255,400 votes; and the Class B Common Stock comprised of 23,724,597 outstanding shares with a voting power (1 vote per share) of 23,724,597 votes.

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
61-38 Rev. 4/89
Stock Corporation

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE
                               30 TRINITY STREET
                               HARTFORD, CT 06106

1.       Name of Corporation

                 Hubbell Incorporated

2.       The Certificate of Incorporation is: (Check One)

         /X/     A.       Amended only, pursuant to Conn. Gen.
                          Stat. Section 33 - 360.

         / /     B.       Amended and restated, pursuant to Conn. Gen.
                          Stat. Section 33 - 362(c).

         / /     C.       Restated only, pursuant to Conn. Gen.
                          Stat. Section 33 - 362(a).

                          (Set forth here the resolution of amendment and/or restatement. Use a 8 1/2 X 11 attached sheet if more space is needed).

                          See Exhibit I attached hereto

         / /     D.       Restated and superseded pursuant to Conn. Gen.
                          Stat. Section 33 - 362(d).
                          (Set forth here the resolution of amendment and/or restatement. Use a 8 1/2 X 11 attached sheet if more space is needed).

         (If 2A is checked, go to 5 to complete this certificate. If 2B or 2C is checked, complete 3A or 3B. If 2D is checked, complete 4)

3.       (Check one)

         / /     A.       This certificate purports merely to restate but not
                 to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 to complete this certificate).

         / /     B.       This Restated Certificate of Incorporation shall give
                 effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4, if true, and go to 5 to complete this Certificate).

4.       (Check, if true)

         / / This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

5. The manner of adopting the resolution was as follows: (Check one A, or B, or C).

         /X/     A.       By the board of directors and shareholders, pursuant
                          to Conn. Gen. Stat. Section 33 - 360.  Vote of
                          Shareholders: (Check (i) or (ii), and check (iii) if applicable).


                          (i)     / /      No shares are required to be voted
                                           as a class; the shareholder's vote
                                           was as follows:


                          Vote Required for Adoption ________    Vote Favoring Adoption ________

                          (ii)    /X/      There are shares of more than one
                                           class entitled to vote as a class.
                                           The designation of each class
                                           required for adoption of the
                                           resolution and the vote of each
                                           class in favor of adoption were as
                                           follows:
                                           (Use an 8 1/2 x 11 attached sheet if
                                           more space is needed).

                                           See Exhibit II attached hereto

                          (iii)   /X/      Check here if the corporation has
                                           100 or more recordholders, as
                                           defined in Conn. Gen.
                                           Stat. Section 33 - 311 a(a).

         / /     B.       By the board of directors acting alone, pursuant to
                          Conn. Gen. Stat. Section 33 - 360(b)(2).

                          The number of affirmative votes required to adopt such resolution is: ________________________________

                          The number of directors' votes in favor of the resolution was: ____________________________________

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)          Signature                 (Print or Type)                   Signature
         Name of V. Pres.                                   Name of Sec.
         Robert A. McRoberts      /s/ ROBERT A. MCROBERTS   Richard W. Davies                 /s/ RICHARD W. DAVIES

         / /     C.       The corporation does not have any shareholders. The
                          resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

Signed                    Signed                   Signed


Signed                    Signed                   Signed



Dated at Orange, Connecticut this ninth day of May, 1990.

            APPROVED by all subscribers, if none, so state:_________ (Use an 8 1/2 X 11 attached sheet if more space is needed)

                                  Rec, CC, GS: (Type or Print)
                                  Hubbell Incorporated
                                  P. O. Box 549
                                  Orange, CT 06477

                                  Please provide filer's name and complete address for mailing receipt

            ATTACHMENT TO STATE OF CONNECTICUT FORM 61-38 REV. 4/89 CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION

                              HUBBELL INCORPORATED

                                   EXHIBIT 1

A. RESOLVED, that the Restated Certificate of Incorporation of the Company be amended by the adoption of a new Paragraph Seventh thereto as follows:

         "SEVENTH. The personal liability of any Director to the corporation or its shareholders for monetary damages for breach of duty as a Director is hereby limited to the amount of the compensation received by the Director for serving the corporation during the year of the violation If such breach did not (a) involve a knowing and culpable violation of law by the Director, (b) enable the Director or an associate, as defined in subdivision (3) of Section 33-374d of the Connecticut General Statutes, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the Director to the corporation under circumstances in which the Director was aware that his or her conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the Director's duty to the corporation, or (e) create liability under Section 33-321 of the Connecticut General Statutes. This provision shall not limit or preclude the liability of a Director for any act or omission occurring prior to the date this provision becomes effective by the filing of a certificate amending the Restated Certificate of Incorporation of the corporation with the Secretary of the State of the State of Connecticut. Any lawful repeal or modification of this provision by the shareholders and the Board of Directors of the corporation shall not adversely affect any right or protection of a Director existing at or prior to the time of such repeal or modification."

B. RESOLVED, that Article Fourth, Paragraph A, of the Restated Certificate of Incorporation be amended to read in its entirety as follows:

         "Fourth A. The total number of shares of the capital stock of this Corporation hereby authorized is 93,000,000 divided into 6,000,000 shares of Preferred Stock without par value, 29,000,000 shares of Class A Common Stock of the par value of $0.01 each, and 58,000,000 shares of Class B Common Stock of the par value of $0.01 each."

C. RESOLVED, that Paragraph Fourth of the Restated Certificate of Incorporation of the Company, as restated, amended, and in effect immediately prior to the effectiveness of this Certificate of Amendment is further amended to add a new subparagraph C.1 to read as follows:

         "C.1. The corporation may, to the extent of its unreserved and unrestricted capital surplus, (a) make distributions of cash or property to its shareholders with respect to its outstanding shares or any thereof, and (b) make purchases and permit conversions of its own shares for cash, securities or other property."

            ATTACHMENT TO STATE OF CONNECTICUT FORM 61-38 REV. 4/89 CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION

                              HUBBELL INCORPORATED

                                   EXHIBIT 2

A. The proposal to amend the Company's Restated Certificate of Incorporation to limit the personal liability of the corporation's Directors for monetary damages to the corporation and its shareholders for breach of their duty as Directors has been approved with 114,783,628 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 3,402,919 negative votes.

B. The proposal to amend the Company's Restated Certificate of Incorporation to reduce the par value of the corporation's Class A Common Stock and Class B Common Stock from $5.00 per share to $0.01 per share has been approved with 115,652,715 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 2,179,634 negative votes; 100,394,895 affirmative votes of the Class A Common Stock voting separately as a class (representing a majority of the voting power of all outstanding eligible Class A Common shares) and 1,698,069 negative votes; and 15,257,820 affirmative votes of the Class B Common Stock voting separately as a class (representing a majority of the voting power of all outstanding eligible Class B Common shares) with 481,565 negative votes.

C. The proposal to amend the Company's Restated Certificate of Incorporation to permit the corporation to make distributions in cash or property to the corporation's shareholders with respect to the corporation's outstanding shares, and to repurchase and make conversions of any of the corporation's outstanding shares, to the extent of the corporation's capital surplus, has been approved with 110,820,790 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 1,827,046 negative votes.

-----------------
As of the March 16, 1990 record date for voting at the May 7, 1990 Annual Meeting of Shareholders, the total number of shares eligible to vote comprised of 28,075,124 outstanding shares with a combined total voting power of 141,534,308 votes; the Class A Common Stock comprised of 5,971,536 outstanding shares with a voting power (20 votes per share) of 119,430,720 votes; and the Class B Common Stock comprised of 22,103,588 outstanding shares with a voting power (1 per share) of 22,103,588 votes.

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE                           / / BOARD OF     /x/ BOARD OF DIRECTORS       / / BOARD OF DIRECTORS
OF INCORPORATION     BY ACTION OF / / INCORPORATORS             DIRECTORS        AND SHAREHOLDERS             AND MEMBERS
61-38                                                                            (Stock Corporation)          (Nonstock Corporation)

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1. NAME OF CORPORATION                                         DATE
         HUBBELL INCORPORATED                                       May 18, 1987

2. THE CERTIFICATE OF INCORPORATION IS  /x/ A. AMENDED ONLY  / / B. AMENDED         / / C. RESTATED ONLY BY THE FOLLOWING RESOLUTION
                                                                 AND RESTATED

         See Exhibit 1 incorporated herein by reference.




3. (Omit if 2 A is checked.)

  (a) THE ABOVE RESOLUTION MERELY RESTATES AND DOES NOT CHANGE THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED AND AMENDED TO DATE, EXCEPT AS FOLLOWS: (Indicate amendments made, if any; if none, so indicate.)



  (B) OTHER THAN AS INDICATED IN PAR. 3(A), THERE IS NO DISCREPANCY BETWEEN THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED TO DATE, AND THE PROVISIONS OF THIS CERTIFICATE RESTATING THE CERTIFICATE OF INCORPORATION.

         BY ACTION OF INCORPORATORS

         / / 4. THE ABOVE RESOLUTION WAS ADOPTED BY VOTE OF AT LEAST TWO-THIRDS OF THE INCORPORATORS BEFORE THE ORGANIZATION MEETING OF THE CORPORATION, AND APPROVED IN WRITING BY ALL SUBSCRIBERS (if any) FOR SHARES OF THE CORPORATION, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

         WE (AT LEAST TWO-THIRDS OF THE INCORPORATORS) HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.

         SIGNED                   SIGNED                    SIGNED

                                    APPROVED

         (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate.)

         SIGNED                   SIGNED                    SIGNED




                                                       (Continued)
==================================================================================================================================
/ /  4. (Omit if 2.C is checked.) The above resolution was adopted by the board of directors acting alone,
 / / there being no shareholders or subscribers.       / /  the board of directors being so authorized pursuant to Section
                                                            33-341, Conn. G.S. as amended
 / / the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.
----------------------------------------------------------------------------------------------------------------------------------
5.  The number of affirmative votes                    6.  The number of directors' votes
    required to adopt such resolution is:                  in favor of the resolution was:
----------------------------------------------------------------------------------------------------------------------------------
WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)     NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)

----------------------------------------------------------------------------------------------------------------------------------
/X/  4. THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY SHAREHOLDERS.
5.  Vote of Shareholders:
(a)  (Use if no shares are required to be voted as a class)
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES ENTITLED TO VOTE         TOTAL VOTING POWER         VOTING REQUIRED FOR ADOPTION        VOTE FAVORING ADOPTION

----------------------------------------------------------------------------------------------------------------------------------
     (b)  (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

          See Exhibit 2 incorporated herein by reference.

WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or type)     NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
        FRED R. DUSTO                                           RICHARD W. DAVIES
----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)
    /s/ FRED R. DUSTO                                          /s/ RICHARD W. DAVIES
----------------------------------------------------------------------------------------------------------------------------------
/ /  4. THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY MEMBERS.
5.  VOTE OF MEMBERS:
(a)  (Use if no MEMBERS are required to be voted as a class)
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF MEMBERS VOTING                  TOTAL VOTING POWER         VOTE REQUIRED FOR ADOPTION         VOTE FAVORING ADOPTION

----------------------------------------------------------------------------------------------------------------------------------
(b)  (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT (Print or type)                       NAME OF SECRETARY (Print or Type)

----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)

==================================================================================================================================

                                   FILING FEE  Exp. 20           CERTIFICATION FEE    Exp. 40     TOTAL FEE
                                               FF 30
                                   $ FIX 102,000,00            $    25.00                          $        102,115

                                   -----------------------------------------------------------------------------------------------
                                   SIGNED (For Secretary of the State)
                                      Rec & 2CC:                          ALLEN BOYORSKY
                                   -----------------------------------------------------------------------------------------------
                                   CERTIFIED COPY SENT ON (Date)        INITIALS
                                                Harvey Hubbell Inc.
                                   -----------------------------------------------------------------------------------------------
                                   TO
                                                Orange CT. 06477
                                   -----------------------------------------------------------------------------------------------
                                   CARD                          LIST                                PROOF


HUBBELL INCORPORATED
Certificate Amending or Restating Certificate of Incorporation

                                   EXHIBIT 1

         RESOLVED, that Article Fourth, Paragraph A, of the Restated Certificate of Incorporation be amended to read in its entirety as follows:

         "Fourth A.       The total number of shares of the capital stock of
                          this Corporation hereby authorized is 93,000,000 divided into 6,000,000 shares of Preferred Stock without par value, 29,000,000 shares of Class A
                          Common Stock of the par value of $5.00 each, and 58,000,000 shares of Class B Common Stock of the par value of $5.00 each."

         RESOLVED, that the last sentence of Article Fourth, Paragraph B, of the Restated Certificate of Incorporation be amended to read in its entirety as follows:

                          "In all other respects, whether as to dividends or upon liquidation, dissolution or winding up of the affairs of the corporation, or otherwise, the holders of record of the Class A Common Stock and the holders of record of the Class B Common Stock shall have identical rights and privileges on the basis of the number of shares held except that stock dividends may be declared and paid on shares of Class A Common Stock in whole or in part in shares of Class B Common Stock."

0508c

HUBBELL INCORPORATED
Certificate Amending or Restating Certificate of Incorporation

                                   EXHIBIT 2

A. The proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Class A Common Stock of the Company to 29,000,000 shares has been approved with 108,510,548 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 4,635,401 negative votes; and 95,301,240 affirmative votes of the Class A Common Stock voting separately as a class (representing a majority of the Class A Common eligible votes) with 3,128,720 negative votes.

B. The proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Class B Common Stock of the Company to 58,000,000 shares has been approved with 110,492,867 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 2,580,564 negative votes; and 13,689,529 affirmative votes of the Class B Common Stock voting separately as a class (representing a majority of the Class B Common eligible votes) with 886,596 negative votes.

C. The proposal to amend the Company's Restated Certificate of Incorporation to permit the payment of stock dividends in shares of Class B Common Stock to holders of shares of Class A Common Stock has been approved with 101,127,711 affirmative votes, being the affirmative votes of the holders of a majority of the voting power of all outstanding eligible shares all voting as a single class with 4,799,610 negative votes; 88,373,900 affirmative votes of the Class A Common Stock voting separately as a class (representing a majority of the Class A Common eligible votes) and 3,796,400 negative votes; and 12,586,632 affirmative votes of the Class B Common Stock voting separately as a class (representing a majority of the Class B Common eligible votes) with 995,115 negative votes.

------------
         As of the March 13, 1987, record date for voting at the May 4, 1987 Annual Meeting of Shareholders, the total number of shares eligible to vote comprised of 25,831,753 outstanding shares with a combined total voting power of 148,570,841 votes; the Class A Common Stock comprised of 6,459,952 outstanding shares with a voting power (20 votes per share) of 129,199,040 votes; the Class B Common Stock comprised of 19,133,849 outstanding shares with a voting power (1 vote per share) of 19,133,849 votes, and the Series C $2.06 Cumulative Convertible Preferred Stock comprised of 237,952 outstanding shares with a voting power (1 vote per share) of 237,952 votes.

         Hubbell Incorporated is a Connecticut Corporation having at least one hundred shareholders.

0509c

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE                           / / BOARD OF     /x/ BOARD OF DIRECTORS       / / BOARD OF DIRECTORS
OF INCORPORATION     BY ACTION OF / / INCORPORATORS             DIRECTORS        AND SHAREHOLDERS             AND MEMBERS
61-38                                                                            (Stock Corporation)          (Nonstock Corporation)

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1. NAME OF CORPORATION                                         DATE
         Harvey Hubbell, Incorporated                                       May 9, 1986

2. THE CERTIFICATE OF INCORPORATION IS  /x/ A. AMENDED ONLY  / / B. AMENDED        / / C. RESTATED ONLY BY THE FOLLOWING RESOLUTION
                                                                 AND RESTATED

         RESOLVED, that Paragraph FIRST of the Company's Restated Certificate of Incorporation be amended to read in its entirety as follows:

                 "First. That the name of the corporation is Hubbell Incorporated."




3. (Omit if 2A is checked.)

(a) THE ABOVE RESOLUTION MERELY RESTATES AND DOES NOT CHANGE THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED AND AMENDED TO DATE, EXCEPT AS FOLLOWS: (Indicate amendments made, if any; if none, so indicate.)




(b) OTHER THAN AS INDICATED IN PAR. 3(A), THERE IS NO DISCREPANCY BETWEEN THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED TO DATE, AND THE PROVISIONS OF THIS CERTIFICATE RESTATING THE CERTIFICATE OF INCORPORATION.

         BY ACTION OF INCORPORATORS

         / / 4. THE ABOVE RESOLUTION WAS ADOPTED BY VOTE OF AT LEAST TWO-THIRDS OF THE INCORPORATORS BEFORE THE ORGANIZATION MEETING OF THE CORPORATION, AND APPROVED IN WRITING BY ALL SUBSCRIBERS (if any) FOR SHARES OF THE CORPORATION, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

         WE (at least two-thirds of the incorporators) HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.

         SIGNED                   SIGNED                    SIGNED

                                    APPROVED

       (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate.)

         SIGNED                   SIGNED                    SIGNED


                                                       (Continued)
==================================================================================================================================
/ /  4. (Omit if 2.C is checked.) The above resolution was adopted by the board of directors acting alone,
 / / there being no shareholders or subscribers.       / /  the board of directors being so authorized pursuant to Section
                                                            33-341, Conn. G.S. as amended
 / / the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.
----------------------------------------------------------------------------------------------------------------------------------
5.  The number of affirmative votes                    6.  The number of directors' votes
    required to adopt such resolution is:                  in favor of the resolution was:
----------------------------------------------------------------------------------------------------------------------------------
WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)     NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)

----------------------------------------------------------------------------------------------------------------------------------
/X/  4. THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY SHAREHOLDERS.
5.  VOTE OF SHAREHOLDERS:
(a)  (Use if no shares are required to be voted as a class)
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES ENTITLED TO VOTE         TOTAL VOTING POWER         VOTING REQUIRED FOR ADOPTION        VOTE FAVORING ADOPTION
              25,203,072                     147,564,706                         73,782,354                    121,720,850
----------------------------------------------------------------------------------------------------------------------------------
     (b)  (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF VICE PRESIDENT (Print or type)                  NAME OF SECRETARY (Print or Type)
  George Jackson Ratcliffe, Jr.                               Richard W. Davies
----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)
/s/ GEORGE JACKSON RATCLIFFE, JR.                         /s/ RICHARD W. DAVIES
----------------------------------------------------------------------------------------------------------------------------------
/ /  4. THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY MEMBERS.
5.  VOTE OF MEMBERS:
(a)  (Use if no members are required to be voted as a class)
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF MEMBERS VOTING                  TOTAL VOTING POWER         VOTE REQUIRED FOR ADOPTION        VOTE FAVORING ADOPTION

----------------------------------------------------------------------------------------------------------------------------------
(b)  (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or type)     NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)

==================================================================================================================================

                                   FILING FEE                    CERTIFICATION FEE                TOTAL FEE
                                               (EX 20)                               (EX 200)
                                   $ 30                        $ 70                                $  320

                                   -----------------------------------------------------------------------------------------------
                                   SIGNED (For Secretary of the State)
                                      Rec & 5g.s & 5CC
                                   -----------------------------------------------------------------------------------------------
                                   CERTIFIED COPY SENT ON (Date)        INITIALS

                                   -----------------------------------------------------------------------------------------------
                                   TO

                                   -----------------------------------------------------------------------------------------------
                                   CARD                          LIST                                PROOF



CERTIFICATE
AMENDING OR RESTATING CERTIFICATE                           / / BOARD OF     /x/ BOARD OF DIRECTORS       / / BOARD OF DIRECTORS
OF INCORPORATION     BY ACTION OF / / INCORPORATORS             DIRECTORS        AND SHAREHOLDERS             AND MEMBERS
61-38                                                                            (Stock Corporation)          (Nonstock Corporation)

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1. NAME OF CORPORATION                                         DATE
         Harvey Hubbell, Incorporated                           June 19, 1985

2. THE CERTIFICATE OF INCORPORATION IS  /X/ A. AMENDED ONLY  / / B. AMENDED      / / C. RESTATED ONLY BY THE FOLLOWING RESOLUTION
                                                                 AND RESTATED

         RESOLVED, that Article Fourth, Paragraph A, of the Restated Certificate of Incorporation be amended to read in its entirety as follows:

         "Fourth A.       The total number of shares of the capital stock of
                          this Corporation hereby authorized is 42,000,000 divided into 6,000,000 shares of Preferred Stock without par value, 12,000,000 shares of Class A
                          Common Stock of the par value of $5.00 each, and 24,000,000 shares of Class B Common Stock of the par value of $5.00 each."




3. (Omit if 2A is checked.)

(a) THE ABOVE RESOLUTION MERELY RESTATES AND DOES NOT CHANGE THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED AND AMENDED TO DATE, EXCEPT AS FOLLOWS: (Indicate amendments made, if any; if none, so indicate.)




(b) OTHER THAN AS INDICATED IN PAR. 3(A), THERE IS NO DISCREPANCY BETWEEN THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED TO DATE, AND THE PROVISIONS OF THIS CERTIFICATE RESTATING THE CERTIFICATE OF INCORPORATION.

         BY ACTION OF INCORPORATORS

         / / 4. THE ABOVE RESOLUTION WAS ADOPTED BY VOTE OF AT LEAST TWO-THIRDS OF THE INCORPORATORS BEFORE THE ORGANIZATION MEETING OF THE CORPORATION, AND APPROVED IN WRITING BY ALL SUBSCRIBERS (if any) FOR SHARES OF THE CORPORATION, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

         WE (at least two-thirds of the incorporators) HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.

         SIGNED                   SIGNED                    SIGNED

                                    APPROVED

       (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate.)

         SIGNED                   SIGNED                    SIGNED



                                                                         (Over)

                                                       (Continued)
==================================================================================================================================
/ /  4. (Omit if 2.C is checked.) The above resolution was adopted by the board of directors acting alone,
 / / there being no shareholders or subscribers.       / /  the board of directors being so authorized pursuant to Section
                                                            33-341, Conn. G.S. as amended
 / / the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.
----------------------------------------------------------------------------------------------------------------------------------
5.  The number of affirmative votes                    6.  The number of directors' votes
    required to adopt such resolution is:                  in favor of the resolution was:
----------------------------------------------------------------------------------------------------------------------------------
WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)     NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)

----------------------------------------------------------------------------------------------------------------------------------
/X/  4. THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY SHAREHOLDERS.
5.  VOTE OF SHAREHOLDERS:
(a)  (Use if no shares are required to be voted as a class)
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES ENTITLED TO VOTE         TOTAL VOTING POWER         VOTE REQUIRED FOR ADOPTION          VOTE FAVORING ADOPTION

----------------------------------------------------------------------------------------------------------------------------------
     (b)  (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

          See Exhibit 1 incorporated herein by reference.

WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT (Print or type)                       NAME OF SECRETARY (Print or Type)
   Frederick R. Dusto                                           Richard W. Davies
----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)
/s/ FREDERICK R. DUSTO                                         /s/ RICHARD W. DAVIES
----------------------------------------------------------------------------------------------------------------------------------
/ /  4. THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY MEMBERS.
5.  VOTE OF MEMBERS:
(a)  (Use if no members are required to vote as a class)
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF MEMBERS VOTING                  TOTAL VOTING POWER         VOTE REQUIRED FOR ADOPTION          VOTE FAVORING ADOPTION

----------------------------------------------------------------------------------------------------------------------------------
(b)  (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
----------------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or type)     NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

----------------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                    SIGNED (Secretary or Assistant Secretary)

==================================================================================================================================

                                   FILING FEE                    CERTIFICATION FEE                TOTAL FEE

                                   $                           $                                   $

                                   -----------------------------------------------------------------------------------------------
                                   SIGNED (For Secretary of the State)

                                   -----------------------------------------------------------------------------------------------
                                   CERTIFIED COPY SENT ON (Date)        INITIALS

                                   -----------------------------------------------------------------------------------------------
                                   TO

                                   -----------------------------------------------------------------------------------------------
                                   CARD                          LIST                                PROOF

Harvey Hubbell, Incorporated
Certificate Amending or Restating Certificate of Incorporation


                                   EXHIBIT 1


A. The proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Class A Common Stock of the Company to 12,000,000 shares has been approved with 54,577,942 affirmative votes of the Class A Common Stock voting separately as a class (representing a majority of the Class A Common eligible votes) with 724,674 negative votes. As of the record date for voting on the proposal, the Class A Common Stock comprised of 3,232,918 outstanding shares with a voting power of 64,658,360 votes.

B. The proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Class B Common Stock of the Company to 24,000,000 shares has been approved with 5,444,022 affirmative votes of the Class B Common Stock voting separately as a class (representing a majority of the Class B common eligible votes) with 86,710 negative votes. As of the record date for voting on the proposal, the Class B Common Stock comprised of 8,617,988 outstanding shares with a voting power of 8,617,988 votes.

         Harvey Hubbell, Incorporated is a Connecticut corporation having at least one hundred recordholders.

               CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION
                                       of
                          HARVEY HUBBELL, INCORPORATED
                                       by
                 Action of the Board of Directors Acting Alone
                                      and
             Action of the Board of Directors and the Shareholders

                               ----------------

         HARVEY HUBBELL, INCORPORATED, a corporation (the "Corporation") organized and existing under and by virtue of the laws of the State of Connecticut, does hereby certify as follows:

         I.   The name of the Corporation is HARVEY HUBBELL, INCORPORATED.

         II. (a) The Corporation's certificate of incorporation, as restated, amended, and in effect (the "Certificate of Incorporation") immediately prior to the effectiveness of this Certificate is further amended by the resolution attached hereto, designated Exhibit A, and made an integral part hereof.

              (b)  The amendatory resolution referred to in Paragraph
II(a) hereof and set forth in Exhibit A hereto was adopted by the Board of Directors of the Corporation acting alone pursuant to Article FOURTH D of the Certificate of Incorporation and Section 33-341 of the Connecticut Stock Corporation Act, as amended.

              (c) The number of director votes required to adopt such amendatory resolution was 5, being a majority of both the number of incumbent directors and the number of subsisting directorships forming the Board of Directors of the Corporation.

              (d) The number of director votes cast in favor of the adoption of such amendatory resolution was 9, thereby constituting the unanimous approval of the incumbent members of the Board of Directors.

         III. (a) The Certificate of Incorporation is further amended by and in accordance with the following resolution of the Board of Directors and the shareholders of the Corporation:

                      "RESOLVED, that Paragraph FOURTH of the Certificate of Incorporation of the Company, as amended, be further amended by deleting the first paragraph thereof and substituting the following:

                           'FOURTH.  A. The total number of shares of the
              capital stock of this Corporation hereby authorized is 24,000,000 divided into 6,000,000 shares of Preferred Stock without par value, 6,000,000 shares of Class A Common Stock of the par value of $5.00 each, and 12,000,000 shares of Class B Common Stock of the par value of $5.00 each.'"

              (b)  The amendatory resolution reproduced in Paragraph
III(a) hereof was duly adopted by the Board of Directors and, as hereinafter set forth, by the shareholders of the Corporation.

              (c) In accordance with Sections 33-360 and 33-361 of the Connecticut Stock Corporation Act, as amended, the following information sets forth the voting of shareholders of the Corporation in respect of such amendatory resolution:

                   (i) With respect to that part of the amendatory resolution reproduced in Paragraph III(a) hereof which increases the number of authorized shares of Preferred Stock to 6,000,000 shares, adoption of the amendatory resolution required the affirmative vote of the holders of two-thirds of the voting power of (A) the outstanding shares of the Corporation's Series A Preferred Stock, Class A Common Stock and Class B Common Stock voting as a single class, and (B) the outstanding shares of the Corporation's Series A Preferred Stock voting separately as a class. The Preferred Stock and the Class B Common Stock confer upon the holders thereof one vote for each share held. The Class A Common Stock confers upon the holders thereof 20 votes for each share held. That part of the amendatory resolution which increases the number of authorized shares of Preferred Stock was approved by 29,884,273 affirmative votes of the holders of Series A Preferred Stock, Class A Common Stock and Class B Common Stock, voting as a single class, and by 52,833 affirmative votes of the holders of Series A Preferred

         Stock voting separately as a class. The following information sets forth in tabular form the shares entitled to vote in respect of, and the separate and combined class votes entitled to be cast upon, required for, and favoring, adoption of that part of the amendatory resolution increasing the authorized Preferred Stock.

                                               Total Voting
                                                 Power of
                                                  Shares
  Class of                 No. of Shares         Entitled          Vote Required          Vote Favoring
Capital Stock            Entitled to Vote        to Vote            for Adoption            Adoption
-------------            ----------------        -------           -------------          -------------
Series A Preferred
Stock, Class A
Common Stock &
Class B Common Stock,
Combined as a
Single Class for             5,407,873          34,588,141           23,058,761           29,884,273
Voting  Purposes                                  Votes                Votes                Votes

Series A Preferred              74,237              74,237               49,492               52,833
     Stock                                        Votes                Votes                Votes

                   (ii) With respect to that part of the amendatory resolution reproduced in Paragraph III(a) hereof which increases the number of authorized shares of Class A Common Stock to 6,000,000 shares, adoption of the resolution required the affirmative vote of the holders of two-thirds of the voting power of (A) the outstanding shares of the Corporation's Series A Preferred Stock, Class A Common Stock and Class B Common Stock voting as a single class, and (B) the outstanding shares of the Corporation's Class A Common Stock voting separately as a class. That part of the amendatory resolution which increases the number of authorized shares of Class A Common Stock was approved by 30,260,861 affirmative votes of the holders of Series A Preferred Stock, Class A Common Stock and Class B Common Stock, voting as a single class, and 27,152,100 affirmative votes of the holders of Class A Common Stock voting separately as a class. The following information sets forth in tabular form the shares entitled to vote in respect of, and the separate and combined class votes entitled to be cast upon, required for, and favoring, adoption of that part of the amendatory resolution which increases the authorized Class A Common Stock.

                                               Total Voting
                                                 Power of
                                                  Shares
  Class of                No. of Shares          Entitled          Vote Required           Vote Favoring
Capital Stock           Entitled to Vote          to Vote          for Adoption               Adoption
-------------           ----------------          -------          ------------             ------------
Series A Preferred
Stock, Class A
Common Stock &
Class B Common Stock,
Combined as a
Single Class for            5,407,873           34,588,141          23,058,761             30,260,861
Voting Purposes                                    Votes               Votes                 Votes

Class A Common Stock        1,533,172           30,663,440          20,442,293             27,152,100
                                                   Votes               Votes                 Votes

         (iii) With respect to that part of the amendatory resolution reproduced in Paragraph III(a) which increases the number of authorized shares of Class B Common Stock to 12,000,000 shares, adoption of the amendatory resolution required the affirmative vote of the holders of two-thirds of the voting power of (A) the outstanding shares of the Corporation's Series A Preferred Stock, Class A Common Stock and Class B Common Stock voting as a single class, and (B) the outstanding shares of the Corporation's Class B Common Stock voting separately as a class. That part of the amendatory resolution which increases the authorized Class B Common Stock was approved by 30,444,866 affirmative votes of the holders of Series A Preferred Stock, Class A Common Stock and Class B Common Stock voting as a single class, and by 3,219,461 affirmative votes of the holders of Class B Common Stock voting separately as a class. The following information sets forth in tabular form the shares entitled to vote in respect of, and the separate and combined class votes entitled to be cast upon, required for, and favoring, adoption of that part of the amendatory resolution increasing the authorized Class B Common
Stock:

                                                    Total Voting
                                                      Power of
                                                       Shares
  Class of                  No. of Shares             Entitled           Vote Required       Vote Favoring
Capital Stock             Entitled to Vote            to Vote             for Adoption          Adoption
-------------             ----------------            -------             ------------        ------------
Series A Preferred
Stock, Class A
Common Stock &
Class B Common Stock,
Combined as a
Single Class for              5,407,873              34,588,141            23,058,761        30,444,866
Voting  Purposes                                       Votes                 Votes             Votes

Class B Common Stock          3,850,464               3,850,464            2,566,977          3,219,461
                                                       Votes                 Votes             Votes

         IN WITNESS WHEREOF, the undersigned officers of the Corporation do hereby declare and affirm, under the penalties of false statement, that the statements made in the foregoing Certificate Amending Certificate of Incorporation [etc.] are true.

         EXECUTED at Orange, Connecticut, this 9th day of August, 1978.

                          HARVEY HUBBELL, INCORPORATED

                          By  /s/ A. T. JOLDERSMA
                            -----------------------------------
                              A. T. Joldersma
                              Vice President


                                  - and -


                          By  /s/ G. J. RATCLIFFE
                            -----------------------------------
                              G. J. Ratcliffe
                              Secretary

                                                                      EXHIBIT A
                                                                      ---------


                          HARVEY HUBBELL, INCORPORATED

             SERIES C $2.06 CUMULATIVE CONVERTIBLE PREFERRED STOCK

                             Rights and Preferences

                  Resolution Creating Series C Preferred Stock


         RESOLVED that Paragraph Fourth of the Certificate of Incorporation of the corporatIon, as heretofore amended, is further amended by the addition of the following new Section G:

         G. There is hereby established a third series of Preferred Stock designated as the "Series C $2.06 Cumulative Convertible Preferred Stock" (hereinafter called the "Series C Preferred Stock"), to which the following provisions shall be applicable:

         (1) CERTAIN DEFINITIONS. The following terms shall have, for all purposes of this Section G, the meanings herein specified:

                 (a) Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of the class or classes of common stock of the corporation presently authorized and any other shares into which such shares may hereafter be changed from time to time.

                 (b) Junior Stock. The term "Junior Stock" shall mean Common Stock and any other shares of the corporation, whether now or hereafter authorized, not entitled to receive any dividends until all dividends accrued shall have been paid or declared and a sum sufficient for the payment thereof set apart on the Series C Preferred Stock, and also not entitled to receive any assets upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation until the Series C Preferred Stock shall have received the entire amount to which such shares are, entitled upon such liquidation, dissolution or winding up.

                 (c) Parity Stock. The term "Parity Stock" shall mean Preferred Stock and any other shares of the corporation, whether now or hereafter authorized, other than Junior Stock, not entitled to receive payment of any part of the dividends theretofore accrued but unpaid thereupon unless there shall be concurrently paid on the Series C Preferred Stock dividends representing the same proportion of the total dividends theretofore accrued but unpaid on the Series C Preferred Stock and also not entitled to receive any part of the assets upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation unless the Series C Preferred Stock shall concurrently receive the same proportion of the entire amount to which the Series C Preferred Stock is entitled. Nothing herein contained shall preclude the Board of Directors from fixing dividend rates, voting rights, liquidating preferences and other rights and preferences permitted to be varied among series of Parity Stock by Section D hereof which are different for any series of Parity Stock from the dividend rates, voting rights, liquidating preferences and other rights and preferences applicable to the Series C Preferred Stock.

                 (d) Senior Stock. The term "Senior Stock" shall mean any shares of the corporation, whether now or hereafter authorized, other than Junior Stock or Parity Stock.

         (2) DIVIDENDS. (a) General. The holders of Series C Preferred Stock, in preference to the holders of Junior Stock, shall be entitled in each year (subject to the provisions of subparagraph (2)(b) below) to receive, as and when declared by the Board of Directors out of any funds legally available for the purpose, cumulative cash dividends as follows:

                 (i) the initial dividend on the outstanding shares of Series C Preferred Stock issued by the corporation in connection with the acquisition of The Ohio Brass Company shall be payable on the first dividend payment date referred to in subparagraph (2)(a)(ii) below to occur at least 30 days after the date of such issuance and shall be payable from such date of issuance to such dividend payment date at the annual rate of $2.06 per share per year; and

                 (ii) subsequent dividends on outstanding shares of Series C Preferred Stock shall be payable quarterly on the 15th day of January, April, July, and October in each year at the same annual rate of $2.06 per share per year.

         (b) Cumulative Status of Dividends. All dividends on the Series C Preferred Stock shall be cumulative and accrue from and after the date of issuance of such shares. Any arrearages in the payment of dividends shall not bear interest.

         (c) Preferential Status of Dividends on Series C Preferred Stock. In no event, so long as any of the Series C Preferred Stock shall be outstanding, shall any dividend whatsoever, whether in cash, shares or otherwise, be declared or paid, nor shall any distribution be made, on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the corporation, nor shall any moneys be paid or made available for a sinking fund for the purpose of redemption of any Junior Stock, unless all accrued and unpaid dividends on all shares of Series C Preferred Stock then outstanding to the end of the dividend period next preceding such dividend, distribution, purchase, redemption or sinking fund payment (and for the current dividend period if such transaction is on a dividend payment date), shall have been paid or declared and a sum sufficient for the payment thereof set apart. The provisions of the preceding sentence shall not, however, apply to a dividend payable in Common Stock and no holder of Series C Preferred Stock shall be entitled to share therein, except to the extent provided in subparagraph 6(d) below. Any dividend paid upon shares of Parity Stock in an amount less than all dividends accrued and unpaid on all shares of Parity Stock then outstanding shall be paid ratably among all of the shares of each series or class of Parity Stock in proportion to the full amount of dividends accrued and unpaid on each such series or class. In no event so long as any of the Series C Preferred Stock shall be outstanding shall any Parity Stock be purchased or redeemed by the corporation nor shall any moneys be paid or made available for a sinking fund for the purpose of redemption of any Parity Stock, unless all accrued and unpaid dividends on all shares of Series C Preferred Stock then outstanding to the end of the dividend period for Series C Preferred Stock next preceding such purchase, redemption or sinking fund payment (and for the current dividend period if such transaction is on a dividend payment date for Series C Preferred Stock), shall have been paid or declared and a sum sufficient for the payment thereof set apart.

         (3) DISTRIBUTIONS UPON LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of Junior Stock, the holders of Series C Preferred Stock shall be entitled to be paid in full a sum of $25 per share, plus all accrued and unpaid dividends thereon to and including the date fixed for such distribution or payment, but the holders of Series C Preferred Stock shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If such payment or payments shall have been made in full to the holders of the Series
C Preferred Stock and if payment shall have been made in full to the holders of any Parity Stock of all amounts to which such holders shall be entitled, the remaining net assets and funds of the corporation shall be distributed among the holders of Junior Stock, according to their respective rights and preferences, and according to their respective shares. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation distributable among the holders of all outstanding shares of Series C Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the corporation remaining after the distribution to holders of any Senior Stock to which they may be entitled shall be distributed among the holders of the Series C Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the corporation into or with another corporation or corporations, nor the sale of all or substantially all of the corporation's assets, nor the distribution to the shareholders of the corporation of all or substantially all of the consideration for such sale, unless such consideration (apart from assumption of liabilities) or the net proceeds thereof consists substantially entirely of cash or its equivalent, shall be deemed a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section G.

         (4) REDEMPTIONS. (a) Optional Redemption. The Series C Preferred Stock may be redeemed, in whole or in part, at the option of the corporation, by vote of its Board of Directors, at any time or from time to time after ten years from the date of original issuance of the Series C Preferred Stock by payment of:

         If Redeemed During the 12 Month Period Commencing on the:

                 Tenth anniversary date of the original issuance of
                          the Series C Preferred Stock  ......................       $26.00

                 Eleventh anniversary date of the original issuance of the
                          Series C Preferred Stock  ..........................        25.90

                 Twelfth anniversary date of the original issuance of the
                          Series C Preferred Stock  ..........................        25.80

                 Thirteenth anniversary date of the original issuance of
                          the Series C Preferred Stock  ......................        25.70

                 Fourteenth anniversary date of the original issuance of
                          the Series C Preferred Stock  ......................        25.60

                 Fifteenth anniversary date of the original issuance of the
                          Series C Preferred Stock  ..........................        25.50

                 Sixteenth anniversary date of the original issuance of the
                          Series C Preferred Stock  ..........................        25.40

                 Seventeenth anniversary date of the original issuance of
                          the Series C Preferred Stock  ......................        25.30

                 Eighteenth anniversary date of the original issuance of
                          the Series C Preferred Stock  ......................        25.20

                 Nineteenth anniversary date of the original issuance of
                          the Series C Preferred Stock  ......................        25.10

and if redeemed on or after the twentieth anniversary date of the original issuance of the Series C Preferred Stock, $25.00 per share, plus, in each case, all accrued and unpaid dividends thereon to and including the date fixed for such redemption. If less than all the outstanding shares of Series C Preferred Stock are to be redeemed, the number of shares to be redeemed and the method of effecting such redemption, whether by lot or pro rata or other equitable method, shall be determined by the Board of Directors in its discretion, subject to the requirements of any national securities exchange on which such shares shall at any time be listed.

         (b) Purchases. Subject to any applicable provision of law, the corporation shall have the right of purchase or otherwise reacquire any shares of Series C Preferred Stock at public or private sale or otherwise, except that no purchase of any Series C Preferred Stock shall be made unless full cumulative dividends on all Series C Preferred Stock then outstanding which are not to be purchased, to the end of the dividend period next preceding such purchase (and for the current dividend period if such purchase is on a dividend payment date), shall have been paid or declared and a sum sufficient for the payment thereof set apart.

         (c) Sinking Fund. As and for a sinking fund for the redemption of the Series C Preferred Stock, the corporation shall on the first day of the month next succeeding the fifth anniversary of the date of original issuance of the Series C Preferred Stock and on each first day of such month thereafter so long as any shares of Series C Preferred Stock remain outstanding, set aside an amount sufficient for the redemption of, and shall redeem, a number of shares of Series C Preferred Stock equal to the greater of (i) 5% of the original number of shares of Series C Preferred Stock issued by the corporation or (ii) 5% of the number of shares of Series C Preferred Stock as may be outstanding
60 days prior to the date fixed for redemption. The redemption price of shares of Series C Preferred Stock redeemed pursuant to the aforesaid sinking fund shall be $25 per share, plus all accrued and unpaid dividends thereon to and including the date fixed for redemption. The price at which any shares of Series C Preferred Stock may be redeemed pursuant to subparagraphs (4)(a) or
(4)(c) hereof plus, in each case, all accrued and unpaid dividends thereon to and including the date fixed for redemption is hereinafter called the "Redemption Price". The corporation may, at its option, apply toward its sinking fund obligation any shares of Series C Preferred Stock purchased or otherwise acquired by the corporation or redeemed by the corporation pursuant to subparagraph (4)(a) above which have not previously been credited toward a sinking fund obligation. The obligation of the corporation to redeem shares of Series C Preferred Stock pursuant to this subparagraph (4)(c) shall be cumulative. The method of effecting redemptions pursuant to this subparagraph
(4)(c), whether by lot or pro rata or other equitable method, shall be determined by the Board of Directors in its discretion, subject to the requirements of any national securities exchange on which such shares shall at any time be listed.

         (d) Notice of Redemption. Notice of every redemption of Series C Preferred Stock, whether pursuant to subparagraphs (4)(a) or (4)(c) above, shall be mailed by or on behalf of the corporation, by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the corporation, not less than twenty-five days nor more than ninety days prior to the date fixed for redemption, such notice to contain a statement of or reference to the conversion right set forth in paragraph (6) below, to state the name and address of any Agent for redemption selected by the corporation in accordance with subparagraph (4)(e) below, and to set forth the date as of which such conversion right expires.

         (e) Agent for Redemption. The corporation may appoint as its Agent to redeem the Series C Preferred Stock so to be called for redemption a bank or trust company in good standing, organized under the laws of the United States of America or of the States of Connecticut or New York. Following such appointment, the corporation may deliver to such Agent irrevocable written instructions authorizing such Agent, on behalf and at the expense of the corporation to cause notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions, and in accordance with the above provisions.

         (f) Deposit of Funds for Redemption. If such Agent shall be so appointed, all funds necessary for the redemption shall be deposited in trust not more than ninety days before the date fixed for redemption with the bank or trust company so designated, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor. If notice of redemption shall have been given as hereinabove provided, then from and after the date of such deposit, or if no such deposit is made, then upon such date fixed for redemption (unless the corporation shall default in making payment of the applicable redemption price), all rights of holders of Series C Preferred Stock with respect to the shares so called for redemption shall cease and terminate, except:

                 (i) the right of the holders of such shares upon surrender of certificates therefor, to receive the applicable Redemption Price thereof, but without interest; or

                 (ii) the right to exercise, at or before the close of business on the business day preceding the date fixed for redemption, all privileges of conversion,

and upon such conversion such shares shall no longer be outstanding. Such deposit in trust shall be irrevocable except that any moneys so deposited by the corporation which shall not be required for the redemption because of the exercise of any such right of conversion subsequent to the date of deposit shall be repaid to the corporation forthwith, and except that any balance of moneys so deposited by the corporation and unclaimed by the holders of Series C Preferred Stock entitled thereto at the expiration of six years from the date fixed for redemption shall be repaid to the corporation upon its request therefor expressed in a resolution of its Board of Directors, and after any such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the Redemption Price thereof.


         (g) Cancellation of Redeemed or Purchased Series C Preferred Stock. Shares of Series C Preferred Stock redeemed pursuant to subparagraphs (4)(a) and (4)(c) hereof and Series C Preferred Stock purchased pursuant to subparagraph (4)(b) hereof and applied to the reduction of any sinking fund obligation pursuant to subparagraph (4)(c) shall be cancelled in the manner provided by the laws of the State of Connecticut. Shares of Series C Preferred Stock purchased pursuant to subparagraph (4)(b) shall be held as treasury shares until such shares are applied to the reduction of any sinking fund obligation pursuant to subparagraph (4)(c) or are cancelled or retired by action of the Board of Directors.

         (5) VOTING RIGHTS. In addition to any other voting rights provided in this Certificate of Incorporation or by law, every holder of Series C Preferred Stock shall be entitled at every meeting of shareholders to one vote for each share of Series C Preferred Stock standing in the name of such holder on the record of shareholders and, except as to matters which under applicable law require the vote of the Series C Preferred Stock as a class, shall vote with the holders of Junior Stock as a single class and, if so provided in any Senior Stock, with the holders of Senior Stock as a single class. If at any time there shall be accrued but unpaid dividends on the Series C Preferred Stock in an amount equivalent to six (6) full quarterly dividends on all shares of Series C Preferred Stock at the time outstanding, the holders of Series C Preferred Stock shall have the right, voting as a separate class, to elect in the aggregate two (2) members of the Board of Directors of the corporation; provided, however, that if all accrued and unpaid dividends shall have been paid on such shares, such right shall cease on the date of such payment but the term of office of the directors elected pursuant to this paragraph (5) shall continue until the annual meeting of shareholders next following such date of payment.

         (6) CONVERSION INTO COMMON STOCK. (a) General. The Series C Preferred Stock shall be convertible, at the office of any transfer agent for the Class B Common Stock, into Class B Common Stock of the corporation on the basis (subject to adjustment as hereinafter provided) of 0.672 shares of Class B Common Stock of the corporation for each share of Series C Preferred Stock so converted, which basis, subject to adjustment as hereinafter provided, is hereinafter sometimes called the "Conversion Rate". The corporation shall make no payment or adjustment on account of any dividends accrued on the Series C Preferred Stock surrendered for conversion. In case of the call for redemption of any shares of Series C Preferred Stock, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the business day preceding the date fixed for redemption unless default shall be made in the payment of the Redemption Price thereon.

         (b) Effecting of Conversion. Before any holder of Series C Preferred Stock shall be entitled to convert the same into Class B Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed if required by the corporation, at the office of any transfer agent for the

Class B Common Stock, shall give written notice to the corporation at said office that such holder elects to convert the same and shall state in writing therein the name or names and the denominations in which such holder wishes the certificate or certificates for the Class B Common Stock to be issued. The corporation will, as soon as practicable thereafter, cause to be issued and delivered to such holder, or such holder's designee or designees, a certificate or certificates for the number of shares of Class B Common Stock to which he shall be entitled as aforesaid, together with a certificate or certificates representing any shares of Series C Preferred Stock which are not to be converted but which shall have constituted part of the Series C Preferred Stock represented by the certificate or certificates so surrendered. No fractional share of Class B Common Stock shall be issued on conversion. A holder of Series C Preferred Stock who would otherwise be entitled to receive such a fractional share shall, in lieu thereof, receive cash equal to the same fraction of the mean between the highest and lowest per share price of the Class B Common Stock on the American Stock Exchange (or if the shares of Class B Common Stock are not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange on which such shares are traded as determined by the corporation) on the Conversion Date (as hereinafter defined) or in the absence of any sale of such stock on such exchange on the Conversion Date, the mean between such prices quoted on such exchange on the next preceding day on which there shall have been such a sale, or, if such shares are not listed or admitted to trading on any national securities exchange, the mean between the bid and asked prices per share of such Class B Common Stock in the over-the-counter market as reported on the NASDAQ system of the National Association of Securities Dealers at the close of business on the Conversion Date or such next preceding day, or, if such shares are not so quoted, the mean between the average bid and asked prices per share of Class B Stock in the over-the-counter market at the close of business on the Conversion Date as furnished by any member of the National Association of Securities Dealers selected from time to time by the corporation. Such conversion shall be deemed to have been made as of the close of business on the date of the due surrender of the Series C Preferred Stock to be converted (the close of business on such date being herein sometimes called the "Conversion Date"), so that the rights of the holder of such Series C Preferred Stock shall, to the extent of such conversion, cease at such time and the person or persons entitled to receive shares of Class B Common Stock upon conversion of such Series C Preferred Stock shall be treated for all purposes as having become the record holder or holders of such Class B Common Stock at such time, and such conversion shall be at the Conversion Rate in effect at such time.

         (c) Retirement of Converted Series C Preferred Stock. Series C Preferred Stock converted pursuant to this paragraph (6) shall be retired in the manner provided by the laws of the State of Connecticut.

         (d) Effect on Conversion Rate of Subdivisions and Combinations of Shares and Share Dividends and Distributions. In the event that, while any Series C Preferred Stock shall remain outstanding, the corporation shall at any time subdivide or combine the outstanding Class B Common Stock or issue additional Class B Common Stock as a dividend or other distribution on the Class B Common Stock of the corporation, the Conversion Rate in effect immediately prior to such subdivision or combination of shares or share dividend or distribution shall be proportionately adjusted so that, with respect to each such subdivision of shares or share dividend or distribution, the number of shares of Class B Common Stock deliverable upon conversion of each of the outstanding shares of the Series C Preferred Stock shall be increased in proportion to the increase in the number of shares of the then outstanding Class B Common Stock resulting from such subdivision of shares or share dividend or distribution, and with respect to each such combination of shares, the number of shares of Class B Common Stock deliverable upon conversion of each of the shares of Series C Preferred Stock shall be decreased in proportion to the decrease in the number of shares of the then outstanding Class B Common Stock resulting from such combination of shares. Any such adjustment in the Conversion Rate shall become effective, in the case of any such subdivision or combination of shares, at the close of business on the effective date thereof, and, in the case of any such share dividend or distribution, at the close of business on the record date fixed for the determination of shareholders entitled thereto or on the first business day during which the share transfer books of the corporation shall be closed for the purpose of such determination, as the case may be. Whenever the Conversion Rate shall be adjusted pursuant to this paragraph (6)(d), the corporation shall promptly file with each transfer agent for the Common Stock a notice of the Conversion Rate, as adjusted.

         (e) Effect on Conversion Rate of Certain Share Dividends and Distributions. In the event that, while any Series C Preferred Stock shall remain outstanding, the corporation shall distribute to all holders of Class B Common Stock assets (excluding dividends or distributions payable out of retained earnings or earned surplus or payable in shares of Class B Common Stock), the Conversion Rate in effect immediately prior to the record date mentioned below shall be adjusted by multiplying the number of shares of Class B Common Stock into which each share of Series C Preferred Stock was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Class B Common Stock (as determined pursuant to subparagraph (6)(h) below) on the date of such distribution, and of which the denominator shall be such market price per share of Class B Common Stock less the then fair market value (as determined by the Board of Directors, whose determination should be conclusive) of the portion of the assets so distributed applicable to one share of Class B Common Stock, such adjustment to become effective immediately after the opening of business on either the business day following the record date for the determination shareholders entitled thereto or the first business day during which the share transfer books of the corporation shall be closed for the purpose of such determination, as the case may be. For purposes of this subparagraph (6)(e) retained earnings or earned surplus shall be computed by adding thereto all charges against retained earnings or earned surplus on account of dividends or distributions of shares of Class B Common Stock in respect of which the Conversion Rate has been adjusted or in respect of which the Conversion Rate would have been adjusted but for the provisions of subparagraph (6)(i), all as determined by the independent public accountants then regularly auditing the accounts of the corporation, whose determination shall be conclusive.

         (f) Effect on Conversion Rate of Subscription Offerings. In the event that, while any shares of Series C Preferred Stock shall be outstanding, the corporation shall issue rights or warrants to the holders of its Class B Common Stock as a class entitling them to subscribe for or purchase shares of Class B Common Stock or securities convertible into or exchangeable for shares of Class B Common Stock, the corporation shall, concurrently therewith, issue to each then record holder of shares of Series C Preferred Stock the full amount of such rights or warrants, to which such holder would have been entitled if, on the date of determination of shareholders entitled to the rights or warrants being issued by the corporation, such holder had been the holder of record of the maximum whole number of shares of Class B Common Stock into which the shares of Series C Preferred Stock of such holder could then have been converted.

         (g) Issuance of Class B Common Stock for Property or Services. No adjustment in the Conversion Rate shall be made by reason of the issuance of shares of Class B Common Stock or any security convertible into shares of Class B Common Stock in exchange for property or services.

         (h) Determination of Current Market Price Per Share. For purposes of subparagraph (6)(e) above, the current market price per share of Class B Common Stock on any day shall be deemed to be the average of the daily closing prices per share of such Class B Common Stock for the ten business days commencing 15 business days prior to the date in question. The closing price per share of Class B Common Stock for each day shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the American Stock Exchange, or, if the shares of such Class B Common Stock are not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the shares of Class B Common Stock are listed or admitted to trading as determined by the corporation, which determination shall be conclusive, or, if such shares are not listed or admitted to trading on any national securities exchange, the mean between the bid and asked prices per share of Class B Common Stock in the over-the-counter market as reported on the NASDAQ system of the National Association of Securities Dealers at the close of business on the day in question, or if such shares are not so quoted, the mean between the average bid and asked prices per share of Class B Common Stock in the over-the-counter market at the close of business on the day in question as furnished by any member of the National Association of Securities Dealers selected from time to time by the corporation for the purpose.

         (i) De Minimus Adjustments. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one-half of one percent in such rate; provided, however, that any adjustments which by reason of this subparagraph (6)(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (6) shall be made to the nearest one-thousandth (1/1,000) of a share or to the nearest one-tenth of a cent, as the case may be.

         (j) Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. In case of any capital reorganization or any reclassification of the capital stock of the corporation, or in case of the consolidation or merger of the corporation with or into another corporation (including, without limitation, the merger of another corporation into the corporation) or the conveyance of all or substantially all of the assets of the corporation (otherwise than for a consideration which, apart from assumption of liabilities, consists substantially entirely of cash), each outstanding share of Series C Preferred Stock (or share or other securities received in lieu thereof in the transaction in question) shall thereafter be convertible or shall be converted if so provided in the plan of reorganization approved by the shareholders, into the number of shares or other securities or property to which a holder of the number of shares of Class B Common Stock of the corporation deliverable upon conversion of such Series C Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series C Preferred Stock (or shares or other securities received in lieu thereof in the transaction in question), to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other securities or property thereafter deliverable upon the conversion of shares of Series C Preferred Stock (or shares or other securities received in lieu thereof in the transaction in question).

         (k) Reservation of Class B Common Stock. The corporation shall at all times reserve and keep available out of its authorized Class B Common Stock, for the purpose of issue upon conversion of shares of Series C Preferred Stock as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the conversion of all outstanding Series C Preferred Stock. All shares of Class B Common Stock which shall be so issuable shall, when so issued upon any such conversion, be duly and validly issued and fully paid and nonassessable.

         (l) Payment of Taxes. The issuance of certificates for shares of Class B Common Stock upon conversion of Series C Preferred Stock shall be made without charge to a converting shareholder for any issuance or transfer tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such name or names as may be directed by, such holder, provided, however, that the corporation shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name or names other than that of the holder of the Series C Preferred Stock converted, and the corporation shall not be required to issue or deliver such certificates unless and until the person requesting the issuance thereof shall have paid to the corporation the amount of such tax or shall have established to the satisfaction of the corporation that such tax has been paid or is not payable.

         (7) EXCLUSION OF OTHER RIGHTS. Unless otherwise required by law, the holders of Series C Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth herein or otherwise in the Certificate of Incorporation of the corporation, as amended.

         (8) HEADINGS OF SUBDIVISIONS. The headings of the various subdivisions hereof are for the convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       of

                          HARVEY HUBBELL, INCORPORATED

                        By Action of Board of Directors

                       (A Connecticut Stock Corporation )

         1.  The name of the corporation is Harvey Hubbell, Incorporated.

         2. The Certificate of Incorporation is amended by the following resolution of the Board of Directors acting alone:

         "RESOLVED that Paragraph FOURTH of the Certificate of Incorporation of the corporation, as heretofore amended, is further amended by the addition of the following new Section F:

         F. There is hereby established a second series of Preferred Stock consisting of 385,537 shares and designated as the 'Series B $1.75 Cumulative Convertible Preferred Stock' (hereinafter called the 'Series B Preferred Stock'), to which the following provisions shall be applicable:

         (1) CERTAIN DEFINITIONS. The following terms shall have, for all purposes of this Section F, the meanings herein specified:

         (a) Common Stock. The term 'Common Stock' shall mean all shares now or hereafter authorized of the classes of common stock of the corporation presently authorized and any other shares into which such shares may hereafter be changed from time to time.

         (b) Junior Stock. The term 'Junior Stock' shall mean Common Stock and any other shares of the corporation, whether now or hereafter authorized, not entitled to receive any dividends until all dividends accrued shall have been paid or declared and a sum sufficient for the payment thereof set apart on the Series B Preferred Stock, and also not entitled to receive any assets upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation until the Series B Preferred Stock shall have received the entire amount to which such shares are entitled upon such liquidation, dissolution or winding up.

         (c) Parity Stock. The term 'Parity Stock' shall mean Preferred Stock and any other shares of the corporation, whether now or hereafter authorized, other than Junior Stock, not entitled to receive payment of any part of the dividends theretofore accrued but unpaid thereon unless there shall be concurrently paid on the Series B Preferred Stock dividends representing the same proportion of the total dividends theretofore accrued but unpaid on the Series B Preferred Stock, and also not entitled to receive any part of the assets upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation unless the Series B Preferred Stock shall concurrently receive the same proportion of the entire amount to which the Series B Preferred Stock is entitled. Nothing herein contained shall preclude the Board of Directors from fixing dividend rates, voting rights and liquidating preferences which are different in amount for any series of Parity Stock from the dividend rates, voting rights and liquidation preferences applicable to the Series B Preferred Stock.

         (d) Senior Stock. The term 'Senior Stock' shall mean any shares of the corporation, whether now or hereafter authorized, other than Junior Stock or Parity Stock.

         (2) Dividends. (a) General. The holders of Series B Preferred Stock, in preference to the holders of Junior Stock, shall be entitled in each year (subject to the provisions of subparagraph (2)(b) below) to receive, as and when declared by the Board of Directors out of any funds legally available for the purpose, cumulative cash dividends at the annual rate of $1.75 per share, and not more, payable quarter-annually on the fifteenth day of January, April, July and October in each year, commencing on the first such date on or after the date of issuance of such shares.

         (b) Cumulative Status of Dividends. All dividends on the Series B Preferred Stock shall be cumulative and the first dividend payment following the date of issuance of such shares shall be in the full quarterly amount. Any arrearages in the payment of dividends shall not bear interest.

         (c) Preferential Status of Dividends on Series B Preferred Stock. In no event, so long as any of the Series B Preferred Stock shall be outstanding, shall any dividend whatsoever, whether in cash, shares or otherwise, be declared or paid, nor shall any distribution be made, on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the corporation, nor shall any moneys be paid or made available for a sinking fund for the purpose of redemption of any Junior Stock, unless all accrued and unpaid dividends on all shares of Series B Preferred Stock then outstanding, to the end of the dividend period for Series B Preferred Stock next preceding such dividend, distribution, purchase, redemption or sinking fund payment (and for the current dividend period if such transaction is on a dividend payment date), shall have been paid or declared and a sum sufficient for the payment thereof set apart. The provisions of the preceding sentence shall not, however, apply to a dividend payable in Common Stock and no holder of Series B Preferred Stock shall be entitled to share therein, except to the extent provided in subparagraphs 6(d) and 6(e) below. Any dividend paid upon shares of Parity Stock in an amount less than all dividends accrued and unpaid on all shares of Parity Stock then outstanding shall be paid ratably among all of the shares of each series or class of Parity Stock in proportion to the full amount of dividends accrued and unpaid on each such series or class. In no event so long as any of the Series B Preferred Stock shall be outstanding shall any Parity Stock be purchased or redeemed by the corporation, nor shall any moneys be paid or made available for a sinking fund for the purpose of redemption of any Parity Stock, unless all accrued and unpaid dividends on all shares of Series B Preferred Stock then outstanding to the end of the dividend period for Series B Preferred Stock next preceding such purchase, redemption or sinking fund payment (and for the current dividend period if such transaction is on a dividend payment date for Series B Preferred Stock), shall have been paid or declared and a sum sufficient for the payment thereof set apart.

         (3) DISTRIBUTIONS UPON LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of Junior Stock, the holders of Series B Preferred Stock shall be entitled to be paid in full a sum of $36.00 per share, plus all accrued and unpaid dividends thereon to and including the date fixed for such distribution or payment, but the holders of Series B Preferred Stock shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If such payment or payments shall have been made in full to the holders of the Series B Preferred Stock and if payment shall have been made in full to the holders of any Parity Stock of all amounts to which such holders shall be entitled, the remaining net assets and funds of the corporation shall be distributed among the holders of Junior Stock, according to their respective rights and preferences, and according to their respective shares. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation distributable among the holders of all outstanding shares of Series B Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the corporation, remaining after the distribution to holders of any Senior Stock to which they may be entitled, shall be distributed among the holders of the Series B Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the corporation into or with another corporation or corporations, nor the sale of all or substantially all of the corporation's assets, nor the distribution to the shareholders of the corporation of all or substantially all of the consideration for such sale, unless such consideration (apart from assumption of liabilities) or the net proceeds thereof consists substantially entirely of cash or its equivalent, shall be deemed a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section F.

         (4) REDEMPTION. (a) General. The Series B Preferred Stock may be redeemed, in whole or in part, at the option of the corporation, by vote of its Board of Directors, at any time or from time to time after seven years from the date of the initial issuance of any shares of Series B Preferred Stock by payment of $45.00 per share, plus all accrued and unpaid dividends thereon to and including the date fixed for such redemption (the total sum so payable on any such redemption being hereinafter called the 'Redemption Price'). If less than all the outstanding shares of Series B Preferred Stock are to be redeemed, the number of shares to be redeemed and the method of effecting such redemption, whether by lot or pro rata or other equitable method, shall be determined by the Board of Directors in its discretion. Subject to any applicable provision of law, the corporation shall have the right to purchase or otherwise reacquire any shares of Series B Preferred Stock at public or private sale or otherwise, except that no purchase of any Series B Preferred Stock shall be made unless full cumulative dividends on all Series B Preferred Stock then outstanding which are not to be purchased, to the end of the dividend period next preceding such purchase (and for the current dividend period if such purchase is on a dividend payment date), shall have been paid or declared and a sum sufficient for the payment thereof set apart.

         (b) Notice of Redemption. Notice of every redemption of Series B Preferred Stock shall be mailed by or on behalf of the corporation, by first class registered or certified mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the corporation, not less than forty days nor more than ninety days prior to the date fixed for redemption, such notice to contain a statement of or reference to the conversion right set forth in paragraph (6) below, to state the name and address of any Agent for redemption selected by the corporation in accordance with subparagraph (4)(c) below, and the date as of which such conversion right expires.

         (c) Agent for Redemption. The corporation may appoint as its Agent to redeem the Series B Preferred Stock so to be called for redemption a bank or trust company in good standing, organized under the laws of the United
States of America or of the States of Connecticut or New York. Following such appointment, the corporation may deliver to such Agent irrevocable written instructions authorizing such Agent, on behalf and at the expense of the corporation, to cause notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions, and in accordance with the above provisions.

         (d) Deposits of Funds for Redemption. If such Agent shall be so appointed, all funds necessary for the redemption shall be deposited in trust in New York or Connecticut funds not more than ninety days before the date fixed for redemption with the bank or trust company so designated, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor. If notice of redemption shall have been given as hereinabove provided, then from and after the date of such deposit, or if no such deposit is made, then upon such date fixed for redemption (unless the corporation shall default in making payment of the Redemption Price), all rights of holders of Series B Preferred Stock with respect to the shares so called for redemption shall cease and terminate, except:

                 (i) the right of the holders of such shares upon surrender of certificates therefor, to receive the Redemption Price thereof, but without interest; or

                 (ii) the right to exercise, at or before the close of business on the date which is five business days prior to the date fixed for redemption, all privileges of conversion,

and such shares shall no longer be deemed to be outstanding. Such deposit in trust shall be irrevocable except that any moneys so deposited by the corporation which shall not be required for the redemption because of the exercise of any such right of conversion subsequent to the date of deposit shall be repaid to the corporation forthwith, and except that any balance of moneys so deposited by the corporation and unclaimed by the holders of Series B Preferred Stock entitled thereto at the expiration of six years from the date fixed for redemption shall be repaid to the corporation upon its request therefor expressed in a resolution of its Board of Directors, and after any such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the Redemption Price thereof.

         (e) Cancellation of Redeemed or Purchased Series B Preferred Stock. Series B Preferred Stock redeemed or purchased by the corporation shall be cancelled in the manner provided by the laws of the State of Connecticut.

         (5) VOTING RIGHTS. In addition to any other voting rights provided in this Certificate of Incorporation or by-law, every holder of Series B
Preferred Stock shall be entitled at every meeting of shareholders to one vote for each share of Series B Preferred Stock standing in the name of such holder on the record of shareholders and, except as to matters which under applicable law require the vote of the Series B Preferred Stock as a class, shall vote with the holders of Junior Stock as a single class. In the event of a default in the payment of dividends as provided for in paragraph (2)(a) of this Section F for eight (8) consecutive quarterly periods, then the holders of Preferred Stock, including the holders of the Series B Preferred Stock and any other series of Preferred Stock which may then be outstanding, shall have the right, voting as a separate class, to elect in the aggregate two (2) members of the Board of Directors of the corporation; provided, however, that if all accrued and unpaid and current dividends shall have been paid, such right shall cease on the day of the first special or annual meeting of stockholders of the corporation thereafter.

         (6) CONVERSION INTO COMMON STOCK. (a) General. The Series B Preferred Stock shall be convertible, at the office of any transfer agent for the Common Stock, into Class B Common Stock of the corporation on the basis (subject to adjustment as hereinafter provided) of one and one-half (1-1/2) shares of Class B Common Stock of the corporation for each share of Series B Preferred Stock so converted, which basis, subject to adjustment as hereinafter provided, is hereinafter sometimes called the 'Conversion Rate'. The corporation shall make no payment or adjustment on account of any dividends accrued on the Series B Preferred Stock surrendered for conversion. In case of the call for redemption of any shares of Series Preferred Stock, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the date which is in New York City five business days prior to the date fixed for redemption unless default shall be made in the payment of the Redemption Price.

         (b) Effecting of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into Class B Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed if required by the corporation, at the office of any transfer agent for the Class B Common Stock, shall give written notice to the corporation at said office that such holder elects to convert the same and shall state in writing therein the name or names and the denominations in which such holder wishes the certificate or certificates for the Class B Common Stock to be issued. The corporation will, as soon as practicable thereafter, cause to be issued and delivered to such holder, or such holder's designee or designees, a certificate or certificates for the number of shares of Class B Common Stock to which he shall be entitled as aforesaid, together with a certificate or certificates representing any shares of Series B Preferred Stock which are not to be converted but which shall have constituted part of the Series B Preferred Stock represented by the certificate or certificates so surrendered. No fractional share of Class B Common Stock shall be issued on conversion. A holder of Series B Preferred Stock who would otherwise be entitled to receive such a fractional share shall, in lieu thereof, receive cash equal to the same fraction of the mean between the highest and lowest per share price of the Class B Common Stock on the American Stock Exchange on the Conversion Date (as hereinafter defined) or in the absence of any sale of such stock on such exchange on the Conversion Date, the mean between such prices quoted on such exchange on the next preceding day on which there shall have been such a sale. Such conversion shall be deemed to have been made as of the close of business on the date of such surrender of the Series B Preferred Stock to be converted (the close of business on such date being herein sometimes called the 'Conversion Date'), so that the rights of the holder of such Series B Preferred Stock shall, to the extent of such conversion, cease at such time and the person or persons entitled to receive shares of Class B Common Stock upon conversion of such Series B Preferred Stock shall be treated for all purposes as having become the record holder or holders of such Class B Common Stock at such time, and such conversion shall be at the Conversion
Rate in effect at such time.

         (c) Cancellation of Converted Series B Preferred Stock. Series B Preferred Stock converted pursuant to this paragraph (6) shall be cancelled in the manner provided by the laws of the State of Connecticut.

         (d) Effect on Conversion Rate of Subdivisions and Combinations of Shares, and Share Dividends and Distributions. In the event that, while any Series B Preferred Stock shall remain outstanding, the corporation shall at any time subdivide or combine any class of the outstanding Common Stock or issue additional shares of Common Stock, as a dividend or other distribution or any class of the Common Stock of the corporation, the Conversion Rate in effect immediately prior to such subdivision or combination of shares or share dividend or distribution shall be proportionately adjusted so that, with respect to each such subdivision of shares or share dividend or distribution, the number of shares of Common Stock deliverable upon conversion of each of the outstanding shares of the Series B Preferred Stock shall be increased in proportion to the increase in the number of shares of the then outstanding Common Stock resulting from such subdivision of shares or share dividend or distribution, and with respect to each such combination of shares, the number of shares of Common Stock deliverable upon conversion of each of the shares of Series B Preferred Stock shall be decreased in proportion to the decrease in the number of shares of the then outstanding Common Stock resulting from such combination of shares. Any such adjustment in the Conversion Rate shall become effective, in the case of any such subdivision or combination of shares, at the close of business on the effective date thereof, and, in the case of any such share dividend or distribution, at the close of business on the record date fixed for the determination of shareholders entitled thereto or on the first business day during which the share transfer books of the corporation shall be closed for the purpose of such determination, as the case may be. Whenever the Conversion Rate shall be adjusted pursuant to this subparagraph (6)(d), the corporation shall, within twenty days after such adjustment becomes effective, mail a notice of the Conversion Rate, as adjusted, to each holder of Series B Preferred Stock at the address of such holder as it shall appear on the records of the corporation and shall file a similar notice with each transfer agent for the Common Stock.

         (e) Subscription Offerings of Certain Distributions to Holders of Common Stock. In the event that, while any Series B Preferred Stock shall be outstanding, the corporation shall issue rights or warrants to the holders of any class of its Common Stock entitling them to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, or to subscribe for or purchase any other securities of the corporation, or shall distribute to the holders of any class of Common Stock shares or stock, evidences of indebtedness or assets (excluding cash dividends and distributions in the nature of cash dividends, and also excluding distributions of the types referred to in subparagraph 6(d) above), the corporation shall, concurrently therewith, issue to each then record holder of Series B Preferred Stock the full amount of such rights or warrants, or shall distribute to each such holder the same shares of stock, evidences of indebtedness or assets, to which such holder would have been entitled if, on the date of determination of shareholders entitled to the rights or warrants being issued by the corporation or to the shares of stock, evidences of indebtedness or assets being distributed by the corporation, such holder had been the holder of record of the maximum whole number of shares of Common Stock into which the Series B Preferred Stock of such holder could then have been converted.

         (f) Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. In case of any capital reorganization or any reclassification of any class of the Common Stock of the corporation, or in case of the consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation (otherwise than for a consideration which, apart from assumption of liabilities, consists substantially entirely of cash), each outstanding share of Series B Preferred Stock (or share or other securities received in lieu thereof in the transaction in question) shall thereafter be convertible or shall be converted if so provided in the plan of reorganization approved by the shareholders, into the number of shares or other securities or property to which a holder of the number of shares of Class B Common Stock of the corporation deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series B Preferred Stock (or shares or other securities received in lieu thereof in the transaction in question), to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other securities or property thereafter deliverable upon the conversion of shares of Series B Preferred Stock (or shares or other securities received in lieu thereof in the transaction in question).

         (g) Reservation of Class B Common Stock. The corporation shall at all times reserve and keep available out of its authorized Class B Common Stock, for the purpose of issue upon conversion of shares of Series B Preferred Stock as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the conversion of all outstanding Series B Preferred Stock. All shares of Class B Common Stock which shall be so issuable shall, when so issued upon any such conversion, be duly and validly issued and fully paid and nonassessable.

         (h) Payment of Taxes. The issuance of certificates for shares of Class B Common Stock upon conversion of Series B Preferred Stock shall be made without charge to a converting shareholder for any issuance or transfer tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such name or names as may be directed by, such holder, provided, however, that the corporation shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name or names other than that of the holder of the Series B Preferred Stock converted, and the corporation shall not be required to issue or deliver such certificates unless and until the person requesting the issuance thereof shall have paid to the corporation the amount of such tax or shall have established to the satisfaction of the corporation that such tax has been paid or is not payable.

         (i) Notices to Holders of Series B Preferred Stock. In the event that while any Series B Preferred Stock shall remain outstanding:

                 (i) the corporation shall declare any dividend or other distribution on shares of Common Stock payable otherwise than in cash out of its retained earnings; or

                 (ii) the corporation shall offer for subscription pro rata to the holders of any class of Common Stock any additional shares of any class or any other securities; or

                 (iii) there shall occur any consolidation with or merger of the corporation into another corporation or a conveyance to another corporation of all or substantially all of the assets of the corporation, or a reclassification of any class of the Common Stock of the corporation into securities including other than Common Stock; or

                 (iv) there shall occur any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

then, and in any one or more of such cases, the corporation shall mail to each holder of Series B Preferred Stock, at the address of each such holder as it appears on the records of the corporation, a notice stating (A) the day on which the books of the corporation shall close, or a record shall be taken, for such dividend, distribution or subscription rights and the amount and character of such dividend, distribution or subscription rights or (B) the day on which such consolidation, merger, conveyance, reclassification, liquidation, dissolution or winding up shall take place and the terms of such transaction. Such notice shall be mailed at least twenty days in advance of the day therein specified.

         (7) EXCLUSION OF OTHER RIGHTS. Unless otherwise required by law, the holders of Series B Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth herein or otherwise in the Certificate of Incorporation of the corporation, as amended.

         (8) HEADINGS OF SUBDIVISIONS. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof."



                              --------------------

         3. The above resolution was adopted by the Board of Directors acting alone, the Board of Directors being so authorized pursuant to Section 33-341 of the General Statutes of Connecticut, as amended.

         4. The number of affirmative votes required to adopt such resolution was 5.

         5. The directors' votes in favor of such resolution was 9.

         Dated at Bridgeport, Connecticut this 10th day of November, 1970.

         We hereby declare under the penalties of perjury that the statements made in the foregoing certificate are true.




                                                /s/ G.R. WEPPLER
                                                ---------------------------
                                                G.R. Weppler, President


                                                /s/ A.T. JOLDERSMA
                                                ---------------------------
                                                A.T. Joldersma, Secretary

                          HARVEY HUBBELL, INCORPORATED

                             (A Stock Corporation)

                     Restated Certificate of Incorporation

                     (By Action of the Board of Directors)

            1.     The name of the corporation is HARVEY HUBBELL, INCORPORATED.

            2. The Certificate of Incorporation is restated only by the following resolution of the Board of Directors acting alone:

            "RESOLVED, that the following is adopted as the restated Certificate of Incorporation of Harvey Hubbell, Incorporated:

            FIRST. That the name of the corporation is Harvey Hubbell, Incorporated.

            SECOND: That said corporation is located in the Town of Bridgeport, County of Fairfield, in the State of Connecticut.

            THIRD: That the nature of the business to be transacted, and the purposes to be promoted or carried out, by said corporation are as follows:

            To manufacture, buy, sell, own, and deal in machinery, tools, machine screws, electrical goods, supplies, apparatus, devices and fixtures of every character, material and description, and to buy, sell, own, and deal in letters patent and rights and licenses under letters patent, necessary or convenient for the prosecution of its business, and to grant rights and licenses to others under letters patent which may be owned by said corporation, and to buy, sell, mortgage, own and deal in such real estate as may be necessary or convenient for the prosecution of its business, and generally to do all things necessary or convenient for the prosecution of its business, and the proper conduct and management thereof.

            FOURTH. A. The total number of shares of the capital stock of this corporation hereby authorized is 12,457,672, divided into 3,457,672 shares of Preferred Stock without par value, 3,000,000 shares of Class A Common Stock of the par value of $5 each, and 6,000,000 shares of Class B Common Stock of the par value of $5 each.

        B. Except as may otherwise be provided by law, the holders of record of Class A and Class B Common Stock shall vote as a single class, and the holder of record of each issued and outstanding share of Class A Common Stock shall be entitled to have 20 votes and the holder of record of each issued and outstanding share of Class B Common Stock shall be entitled to have one vote, upon all matters brought before any meeting of the stockholders of the corporation. In all other respects, whether as to dividends or upon liquidation, dissolution or winding up of the affairs of the corporation, or otherwise, the holders of record of the Class A Common Stock and the holders of record of the Class B Common Stock shall have identical rights and privileges on the basis of the number of shares held.

        C. No holder of stock of the corporation of any class shall have any pre-emptive or other rights to subscribe to or purchase any new or additional or increased shares of stock of this corporation of any class or any scrip, rights, warrants, bonds or other obligations, security or evidences of indebtedness, whether or not convertible into or exchangeable for, or shall claim rights to purchase or otherwise acquire, shares of stock of the corporation of any class.

        D. The Preferred Stock may be issued from time to time in series and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. All shares of Preferred Stock shall be of equal rank and shall be identical except as expressly determined by the Board of Directors pursuant to this paragraph FOURTH. The Board of Directors is hereby expressly vested with authority to fix and determine the variations as among such series. Except as otherwise provided by law, the foregoing authority shall include without limitation with respect to each such series authority to fix and determine the number of shares thereof, the dividend rate, whether dividends shall be cumulative and, if so, from which date or dates, voting rights, liquidation rights, the redemption price or prices, if any, and the terms and conditions of the redemption, any sinking fund provisions for the redemption or purchase of shares of the series, and the terms and conditions on which the shares are convertible into Class A Common Stock or Class B Common Stock, or both, if they are convertible; provided, however, that all shares of Preferred Stock shall constitute one and the same class, and shall be of equal rank, regardless of series, in respect of the payment of dividends and distributions in liquidation. Before the issuance of shares of Preferred Stock any provision of which is fixed by the Board of Directors as hereinbefore set forth the Board of Directors shall by its Resolution amend the Certificate of Incorporation as required by Section 33-341 of the Stock Corporation Act of the State of Connecticut.

        E. There is hereby established a first series of Preferred Stock designated as the 'Series A $1.75 Cumulative Convertible Preferred Stock' (hereinafter called the '$1.75 Preferred Stock'), to which the following provisions shall be applicable:

        (1) CERTAIN DEFINITIONS. The following terms, shall have, for all purposes of this Section E, the meanings herein specified:

        (a) Common Stock. The term 'Common Stock' shall mean all shares now or hereafter authorized of the class or classes of common stock of the corporation presently authorized and any other shares into which such shares may hereafter be changed from time to time.

        (b) Junior Stock. The term 'Junior Stock' shall mean Common Stock and any other shares of the corporation, whether now or hereafter authorized, not entitled to receive any dividends until all dividends accrued shall have been paid or declared and a sum sufficient for the payment thereof set apart on the $1.75 Preferred Stock, and also not entitled to receive any assets upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation until the $1.75 Preferred Stock shall have received the entire amount to which such shares are entitled upon such liquidation, dissolution or winding up.

        (c) Parity Stock. The term 'Parity Stock' shall mean Preferred Stock and any other shares of the corporation, whether now or hereafter authorized, other than Junior Stock, not entitled to receive payment of any part of the dividends theretofore accrued but unpaid thereon unless there shall be concurrently paid on the $1.75 Preferred Stock dividends representing the same proportion of the total dividends theretofore accrued but unpaid on the $1.75 Preferred Stock, and also not entitled to receive any part of the assets upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation unless the $1.75 Preferred Stock shall concurrently receive the same proportion of the entire amount to which the $1.75 Preferred Stock is entitled. Nothing herein contained shall preclude the Board of Directors from fixing dividend rates, voting rights and liquidating preferences which are different in amount for any series of Parity Stock from the dividend rates, voting rights and liquidating preferences applicable to the $1.75 Preferred Stock.

        (d) Senior Stock. The term 'Senior Stock' shall mean any shares of the corporation, whether now or hereafter authorized, other than Junior Stock or Parity Stock.

        (2) DIVIDENDS. (a) General. The holders of $1.75 Preferred Stock, in preference to the holders of Junior Stock, shall be entitled in each year (subject to the provisions of subparagraph(2)(b) below) to receive, as and when declared by the Board of Directors out of any funds legally available for the purpose, cumulative cash dividends at the annual rate of $1.75 per share, and not more, payable quarter-annually on the fifteenth day of March, June, September and December in each year, commencing on the first such date on or after the date of issuance of such shares.

        (b) Cumulative Status of Dividends. All dividends on the $1.75 Preferred Stock shall be cumulative and accrue from and after the date of issuance of such shares. Any arrearages in the payment of dividends shall not bear interest.

        (c) Preferential Status of Dividends on $1.75 Preferred Stock. In no event, so long as any of the $1.75 Preferred

Stock shall be outstanding, shall any dividend whatsoever, whether in cash, shares or otherwise, be declared or paid, nor shall any distribution be made, on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the corporation, nor shall any moneys be paid or made available for a sinking fund for the purpose of redemption of any Junior Stock, unless all accrued and unpaid dividends on all shares of $1.75 Preferred Stock then outstanding, to the end of the dividend period next preceding such dividend, distribution, purchase, redemption or sinking fund payment (and for the current dividend period if such transaction is on a dividend payment date), shall have been paid or declared and a sum sufficient for the payment thereof set apart. The provisions of the preceding sentence shall not, however, apply to a dividend payable in Common Stock and no holder of $1.75 Preferred Stock shall be entitled to share therein, except to the extent provided in subparagraphs 6(d) and 6(e) below. Any dividend paid upon shares of Parity Stock in an amount less than all dividends accrued and unpaid on all shares of Parity Stock then outstanding shall be paid ratably among all of the shares of each series or class of Parity Stock in proportion to the full amount of dividends accrued and unpaid on each such series or class. In no event so long as any of the $1.75 Preferred Stock shall be outstanding shall any Parity Stock be purchased or redeemed by the corporation, nor shall any moneys be paid or made available for a sinking fund for the purpose of redemption of any Parity Stock, unless all accrued and unpaid dividends on all shares of $1.75 Preferred Stock then outstanding to the end of the dividend period for $1.75 Preferred Stock next preceding such purchase, redemption or sinking fund payment (and for the current dividend period if such transaction is on a dividend payment date for $1.75 Preferred Stock), shall have been paid or declared and a sum sufficient for the payment thereof set apart.

        (3) DISTRIBUTIONS UPON LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of Junior Stock, the holders of $1.75 Preferred Stock shall be entitled to be paid in full a sum of $45 per share, plus all accrued and unpaid dividends thereon to and including the date fixed for such distribution or payment, but the holders of $1.75 Preferred Stock shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If such payment or payments shall have been made in full to the holders of the $1.75 Preferred Stock and if payment shall have been made in full to the holders of any Parity Stock of all amounts to which such holders shall be entitled, the remaining net assets and funds of the corporation shall be distributed among the holders of Junior Stock, according to their respective rights and preferences, and according to their respective shares. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation distributable among the holders of all outstanding shares of $1.75 Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the corporation, remaining after the distribution to holders of any Senior Stock to which they may be entitled, shall be distributed among the holders of the $1.75 Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the corporation into or with another corporation or corporations, nor the sale of all or substantially all of the corporation's assets, nor the distribution to the shareholders of the corporation of all or substantially all of the consideration for such sale, unless such consideration (apart from assumption of liabilities) or the net proceeds thereof consists substantially entirely of cash or its equivalent, shall be deemed a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section E.

        (4) REDEMPTION. (a) General. The $1.75 Preferred Stock may be redeemed, in whole or in part, at the option of the corporation, by vote of its Board of Directors, at any time or from time to time after five years from the date of issuance of such shares by payment of:

                        If Redeemed During the 12 Month
                           Period Commencing on the:

            Fifth anniversary date of the issuance of the
                   $1.75 Preferred Stock  . . . . . . . . . . . . . . . . . . . . .      $65.00
            Sixth anniversary date of the issuance of the
                   $1.75 Preferred Stock  . . . . . . . . . . . . . . . . . . . . .       63.00
            Seventh anniversary date of the issuance of the
                   $1.75 Preferred Stock  . . . . . . . . . . . . . . . . . . . . .       61.00
            Eighth anniversary date of the issuance of the
                   $1.75 Preferred Stock  . . . . . . . . . . . . . . . . . . . . .       59.00
            Ninth anniversary date of the issuance of the
                   $1.75 Preferred Stock  . . . . . . . . . . . . . . . . . . . . .       57.00

and if redeemed on or after the tenth anniversary date of the issuance of the $1.75 Preferred Stock, $55.00 per share, plus all accrued and unpaid dividends thereon to and including the date fixed for such redemption (the total sum so payable on any such redemption being hereinafter called the 'Redemption Price'). If less than all the outstanding shares of $1.75 Preferred Stock are to be redeemed, the number of shares to be redeemed and the method of effecting such redemption, whether by lot or pro rata or other equitable method, shall be determined by the Board of Directors in its discretion. Subject to any applicable provision of law, the corporation shall have the right to purchase or otherwise reacquire any shares of $1.75 Preferred Stock at public or private sale or otherwise, except that no purchase of any $1.75 Preferred Stock shall be made unless full cumulative dividends on all $1.75 Preferred Stock then outstanding which are not to be purchased, to the end of the dividend period next preceding such purchase (and for the current dividend period if such purchase is on a dividend payment date), shall have been paid or declared and a sum sufficient for the payment thereof set apart.

            (b) Notice of Redemption. Notice of every redemption of $1.75 Preferred Stock shall be mailed by or on behalf of the corporation, by first class registered or certified mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the corporation, not less than forty days nor more than ninety days prior to the date fixed for redemption, such notice to contain a statement of or reference to the conversion right set forth in paragraph (6) below, to state the name and address of any Agent for redemption selected by the corporation in accordance with subparagraph (4)(c) below, and the date as of which such conversion right expires.

            (c) Agent for Redemption. The corporation may appoint as its Agent to redeem the $1.75 Preferred Stock so to be called for redemption a bank or trust company in good standing, organized under the laws of the United States of America or of the States of Connecticut or New York. Following such appointment, the corporation may deliver to such Agent irrevocable written instructions authorizing such Agent, on behalf and at the expense of the corporation to cause notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions, and in accordance with the above provisions.

            (d) Deposit of Funds for Redemption. If such Agent shall be so appointed, all funds necessary for the redemption shall be deposited in trust in New York funds not more than ninety days before the date fixed for redemption with the bank or trust company so designated, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor. If notice of redemption shall have been given as hereinabove provided, then from and after the date of such deposit, or if no such deposit is made, then upon such date fixed for redemption (unless the corporation shall default in making payment of the Redemption Price), all rights of holders of $1.75 Preferred Stock with respect to the shares so called for redemption shall cease and terminate, except:

                   (i) the right of the holders of such shares upon surrender of certificates therefor, to receive the Redemption Price thereof, but without interest; or

                   (ii) the right to exercise, at or before the close of business on the date which is five business days prior to the date fixed for redemption, all privileges of conversion,

and such shares shall no longer be deemed to be outstanding. Such deposit in trust shall be irrevocable except that any moneys so deposited by the corporation which shall not be required for the redemption because of the exercise of any such right of conversion subsequent to the date of deposit shall be repaid to the corporation forthwith, and except that any balance of moneys so deposited by the corporation and unclaimed by the holders of $1.75 Preferred Stock entitled thereto at the expiration of six years from the date fixed for redemption shall be repaid to the corporation upon its request therefor expressed in a resolution of its Board of Directors, and after any such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the Redemption Price thereof.

            (e) Cancellation of Redeemed or Purchased $1.75 Preferred Stock. $1.75 Preferred Stock redeemed or purchased by the corporation shall be cancelled in the manner provided by the laws of the State of Connecticut.

            (5) VOTING RIGHTS. In addition to any other voting rights provided in this Certificate of Incorporation or by law, every holder of $1.75 Preferred Stock shall be entitled at every meeting of shareholders to one vote for each share of $1.75 Preferred Stock standing in the name of such holder on the record of shareholders and, except as to matters which under applicable law require the vote of the $1.75 Preferred Stock as a class, shall vote with the holders of Junior Stock as a single class. In the event of a default in the payment of dividends as provided for in paragraph (2)(a) of this Section E for eight (8) consecutive quarterly periods, then the holders of Preferred Stock, including the holders of the $1.75 Preferred Stock and any other series of Preferred Stock which may then be outstanding, shall have the right, voting as a separate class, to elect in the aggregate two (2) members of the Board of Directors of the corporation; provided, however, that if all accrued and unpaid and current dividends shall have been paid, such right shall cease on the day of the first special or annual meeting of stockholders of the corporation thereafter.

            (6) CONVERSION INTO COMMON STOCK. (a) General. The $1.75 Preferred Stock shall be convertible, at the office of any transfer agent for the Common Stock, into Class B Common Stock of the corporation on the basis (subject to adjustment as hereinafter provided) of one and one-eighth (1-1/8) shares of Class B Common Stock of the corporation for each share of $1.75 Preferred Stock so converted, which basis, subject to adjustment as hereinafter provided, is hereinafter sometimes called the 'Conversion Rate'. The corporation shall make no payment or adjustment on account of any dividends accrued on the $1.75 Preferred Stock surrendered for conversion. In case of the call for redemption of any shares of $1.75 Preferred Stock, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the date which is in New York City five business days prior to the date fixed for redemption unless default shall be made in the payment of the Redemption Price.

            (b) Effecting of Conversion. Before any holder of $1.75 Preferred Stock shall be entitled to convert the same into Class B Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed if required by the corporation, at the office of any transfer agent for the Class B Common Stock, shall give written notice to the corporation at said office that such holder elects to convert the same and shall state in writing therein the name or names and the denominations in which such holder wishes the certificate or certificates for the Class B Common Stock to be issued. The corporation will, as soon as practicable thereafter, cause to be issued and delivered to such holder, or such holder's designee or designees, a certificate or certificates for the number of shares of Class B Common Stock to which he shall be entitled as aforesaid, together with a certificate or certificates representing any shares of $1.75 Preferred Stock which are not to be converted but which shall have constituted part of the $1.75 Preferred Stock represented by the certificate or certificates so surrendered. No fractional share of Class B Common Stock shall be issued on conversion. A holder of $1.75 Preferred Stock who would otherwise be entitled to receive such a fractional share shall, in lieu thereof, receive cash equal to the same fraction of the mean between the highest and lowest per share price of the Class B Common Stock on the American Stock Exchange on the Conversion Date (as hereinafter defined) or in the absence of any sale of such stock on such exchange on the Conversion Date, the mean between such prices quoted on such exchange on the next preceding day on which there shall have been such a sale. Such conversion shall be deemed to have been made as of the close of business on the date of such surrender of the $1.75 Preferred Stock to be converted (the close of business on such date being herein sometimes called the 'Conversion Date'), so that the rights of the holder of such $1.75 Preferred Stock shall, to the extent of such conversion, cease at such time and the person or persons entitled to receive shares of Class B Common Stock upon conversion of such $1.75 Preferred Stock shall be treated for all purposes as having become the record holder or holders of such Class B Common Stock at such time, and such conversion shall be at the Conversion Rate in effect at such time.

            (c) Retirement of Converted $1.75 Preferred Stock. $1.75 Preferred Stock converted pursuant to this paragraph (6) shall be retired in the manner provided by the laws of the State of Connecticut.

            (d) Effect on Conversion Rate of Subdivisions and Combinations of Shares, and Share Dividends and Distributions. In the event that, while any $1.75 Preferred Stock shall remain outstanding, the corporation shall at any time subdivide or combine the outstanding Common Stock or issue additional Common Stock, as a dividend or other distribution on the Common Stock of the corporation, the Conversion Rate in effect immediately prior to such subdivision or combination of shares or share dividend or distribution shall be proportionately adjusted so that, with respect to each such subdivision of shares or share dividend or distribution, the number of shares of Common Stock deliverable upon conversion of each of the outstanding shares of the $1.75 Preferred Stock shall be increased in proportion to the increase in the number of shares of the then outstanding Common Stock resulting from such subdivision of shares or share dividend or distribution, and with respect to each such combination of shares, the number of shares of Common Stock deliverable upon conversion of each of the shares of $1.75 Preferred Stock shall be decreased in proportion to the decrease in the number of shares of the then outstanding Common Stock resulting from such combination of shares. Any such adjustment in the Conversion Rate shall become effective, in the case of any such subdivision or combination of shares, at the close of business on the effective date thereof, and, in the case of any such share dividend or distribution, at the close of business on the record date fixed for the determination of shareholders entitled thereto or on the first business day during which the share transfer books of the corporation shall be closed for the purpose of such determination, as the case may be. Whenever the Conversion Rate shall be adjusted pursuant to this paragraph (6)(d), the corporation shall, within twenty days after such adjustment becomes effective, mail a notice of the Conversion Rate, as adjusted, to each holder of $1.75 Preferred Stock at the address of such holder as it shall appear on the records of the corporation and shall file a similar notice with each transfer agent for the Common Stock.

            (e) Subscription Offerings or Certain Distributions to Holders of Common Stock. In the event that, while any $1.75 Preferred Stock shall be outstanding, the corporation shall issue rights or warrants to the holders of its Common Stock as a class entitling them to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, or to subscribe for or purchase any other securities of the corporation, or shall distribute to the holders of Common Stock shares of stock, evidences of indebtedness or assets (excluding cash dividends and distributions in the nature of cash dividends, and also excluding distributions of the types referred to in subparagraph 6(d) above), the corporation shall, concurrently therewith, issue to each then record holder of $1.75 Preferred Stock the full amount of such rights or warrants, or shall distribute to each such holder the same shares of stock, evidences of indebtedness or assets, to which such holder would have been entitled if, on the date of determination of shareholders entitled to the rights or warrants being issued by the corporation or to the shares of stock, evidences of indebtedness or assets being distributed by the corporation, such holder had been the holder of record of the maximum whole number of shares of Common Stock into which the $1.75 Preferred Stock of such holder could then have been converted.

            (f) Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. In case of any capital reorganization or any reclassification of the capital stock of the corporation, or in case of the consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation (otherwise than for a consideration which, apart from assumption of liabilities, consists substantially entirely of cash), each outstanding share of $1.75 Preferred Stock (or share or other securities received in lieu thereof in the transaction in question) shall thereafter be convertible or shall be converted if so provided in the plan of reorganization approved by the shareholders, into the number of shares or other securities or property to which a holder of the number of shares of Class B Common Stock of the corporation deliverable upon conversion of such $1.75 Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of $1.75 Preferred Stock (or shares or other securities received in lieu thereof in the transaction in question), to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other securities or property thereafter deliverable upon the conversion of shares of $1.75 Preferred Stock (or shares or other securities received in lieu thereof in the transaction in question).

            (g) Reservation of Class B Common Stock. The corporation shall at all times reserve and keep available out of its authorized Class B Common Stock, for the purpose of issue upon conversion of shares of $1.75 Preferred Stock as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the conversion of all outstanding $1.75 Preferred Stock. All shares of Class B Common Stock which shall be so issuable shall, when so issued upon any such conversion, be duly and validly issued and fully paid and non-assessable.

            (h) Payment of Taxes. The issuance of certificates for shares of Class B Common Stock upon conversion of $1.75 Preferred Stock shall be made without charge to a converting shareholder for any issuance or transfer tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such name or names as may be directed by, such holder, provided, however, that the corporation shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name or names other than that of the holder of the $1.75 Preferred Stock converted, and the corporation shall not be required to issue or deliver such certificates unless and until the person requesting the issuance thereof shall have paid to the corporation the amount of such tax or shall have established to the satisfaction of the corporation that such tax has been paid or is not payable.

            (i) Notices to Holders of $1.75 Preferred Stock. In the event that while any $1.75 Preferred Stock shall remain outstanding:

                   (i) the corporation shall declare any dividend or other distribution on shares of Common Stock payable otherwise than in cash out of its retained earnings; or

                   (ii) the corporation shall offer for subscription pro rata to the holders of shares of Common Stock any additional shares of any class or any other securities; or

                   (iii) there shall occur any consolidation with or merger of the corporation into another corporation or a conveyance to another corporation of all or substantially all of the assets of the corporation, or a reclassification of the Common Stock of the corporation into securities including other than Common Stock; or

                   (iv) there shall occur any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

then, and in any one or more of such cases, the corporation shall mail to each holder of $1.75 Preferred Stock, at the address of each such holder as it appears on the records of the corporation, a notice stating (A) the day on which the books of the corporation shall close, or a record shall be taken, for such dividend, distribution or subscription rights and the amount and character of such dividend, distribution or subscription rights or (B) the day on which such consolidation, merger, conveyance, reclassification, liquidation, dissolution or winding up shall take place and the terms of such transaction. Such notice shall be mailed at least twenty days in advance of the day therein specified.

            7. EXCLUSION OF OTHER RIGHTS. Unless otherwise required by law, the holders of $1.75 Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth herein or otherwise in the Certificate of Incorporation of the corporation, as amended.

            8. HEADINGS OF SUBDIVISIONS. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                   FIFTH:    That the amount of capital with which this
corporation shall commence business is one hundred thousand dollars.

                   SIXTH:    That the duration of the corporation is unlimited."

                   3. The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended and the provisions of this Restated Certificate of

 Incorporation.

                   4. The above resolution was adopted by the Board of Directors acting alone, the Board of Directors being so authorized pursuant to
Section 33-362, Conn.  G.S., as amended.

                   5. The number of affirmative votes required to adopt such resolution is three.

                   6. The number of directors' votes in favor of this resolution was eight.

                   DATED AT Bridgeport, Connecticut, this 9th day of June, 1970.

                   We hereby declare, under the penalties of perjury, that the statements made in the foregoing Certificate are true.

                                          /s/ G.R. WEPPLER
                                          ------------------------------
                                          George R. Weppler, President


                                          /s/ A. T. JOLDERSMA
                                          -------------------------------
                                          Alfred T. Joldersma, Secretary

[Seal of the State of Connecticut]

FILED

3:25 P.M. JUN 30 1970
Ella T. Grasso, Secretary of State
By:   F. S. Hoffer, Jr.